Posting Supplement No. 24 dated February 14, 2010 to Prospectus dated January 20, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated January 20, 2010 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated January 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 61390

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
61390	$4,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 61390. Member loan 61390 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:		Debt-to-income ratio:	16.98%
Length of employment:	< 1 year	Location:	FRIENDSWOOD, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am searching for a lower rate. I am very trustworthy and pay my bills on time but my debt ratio has been a little high over the years and my credit card rate has gone wild! I would rather see the common man get my money than the banking industry so here I am. Borrower added on 02/06/10 > I will have all credit card debt eliminated in under two years.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,807.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 290807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
290807	$15,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 290807. Member loan 290807 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:		Debt-to-income ratio:	20.44%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > This loan will help me consolidate my cards that interest rates were recently increased 5-10% before the recent changes made by the federal government. Thank you! Borrower added on 02/11/10 > Most of this debt was attributed to medical bills for my daughter in between Jobs back in 2007 before I was working for Public Service Mutual Insurance Company. While a year or two ago it may have been easier to get a low interest credit card to consolodate, those days are now done.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	55
Revolving Credit Balance:	$28,511.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 347648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
347648	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 347648. Member loan 347648 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Risk Management Strategies/ Mary Mears Trust	Debt-to-income ratio:	20.64%
Length of employment:	1 year	Location:	Menlo Park, CA

Home town:
Current & past employers:	Risk Management Strategies/ Mary Mears Trust
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to complete the construction of our home in the Philippines where our kids and a new granddaughter lives. We have long been wanting to do this and now is the time God has given us but we also need your help. Both my husband and I work so hard for those children whom we love so dearly. We are fully aware that the right way is to buy a house here, refinance and that?s the money to use for the Philippine property but the current real estate situation here prohibits us from doing that. So, we used our savings, started building, and now its almost done.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,353.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364636	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364636. Member loan 364636 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Northeast Marine Sanitation	Debt-to-income ratio:	11.78%
Length of employment:	7 years	Location:	Sayville, NY

Home town:
Current & past employers:	Northeast Marine Sanitation
Education:

This borrower member posted the following loan description, which has not been verified:

I want to update my musical equipment in order to play as a one man band in a restaurant where I've been offered a job. Borrower added on 02/11/10 > I also want to pay off a couple of credit cards with higher interest rates.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	61
Revolving Credit Balance:	$7,875.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370141	$14,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370141. Member loan 370141 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	verizon communications	Debt-to-income ratio:	10.26%
Length of employment:	10+ years	Location:	riverview, FL

Home town:
Current & past employers:	verizon communications
Education:

This borrower member posted the following loan description, which has not been verified:

I plan to pay off 3 major creditcard balances Borrower added on 02/08/10 > I plan to pay off two master card accounts as well as 1 visa account Borrower added on 02/09/10 > I plan to pay off three major credit cards and a signature loan with gte federal credit union

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	57
Revolving Credit Balance:	$4,198.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370866	$15,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370866. Member loan 370866 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Excel Construction & Development, Inc.	Debt-to-income ratio:	3.48%
Length of employment:	10+ years	Location:	Mountain View, CA

Home town:
Current & past employers:	Excel Construction & Development, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am a general contractor and need the loan for the following purpose: 1- Pay off two credit cards total $5,000 2- Pay off a loan for $5000 3- Cash flow for the current construction contract. I have a design build construction contract and I will use the balance of the loan for cash flow of the project. I expect to pay off the loan in 12 months. Borrower added on 02/08/10 > I will use the funds to pay off the current high interest rate credit cards. I have sufficient income to make the payment which will be my only monthly payment. I have no other loans.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,628.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 376257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376257	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376257. Member loan 376257 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,533 / month
Current employer:	Chemtura	Debt-to-income ratio:	14.67%
Length of employment:	3 years	Location:	Bethel, CT

Home town:
Current & past employers:	Chemtura
Education:

This borrower member posted the following loan description, which has not been verified:

Attempt to consolidate credit card debt. Specifically would like to lower the interest rate which is currently at 30.0% to something more reasonable. Borrower added on 02/09/10 > Loan to pay off high interest credit card debt in a shorter amount of time than would otherwise be possible.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	75
Revolving Credit Balance:	$22,908.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 379799

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
379799	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 379799. Member loan 379799 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,083 / month
Current employer:	NaviSite, Inc.	Debt-to-income ratio:	22.56%
Length of employment:	3 years	Location:	Canton, GA

Home town:
Current & past employers:	NaviSite, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is strictly to consolidate debt and close accounts with current lenders. We are working hard to become debt free and this would help us in this effort. PAID ACCOUNTS WILL BE CLOSED AND CAN BE SHOWN IF THIS MEANS GETTING THE LOAN.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$170,426.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391439	$15,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391439. Member loan 391439 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Townsend and Townsend and Crew LLP	Debt-to-income ratio:	22.57%
Length of employment:	< 1 year	Location:	Palo Alto, CA

Home town:
Current & past employers:	Townsend and Townsend and Crew LLP
Education:

This borrower member posted the following loan description, which has not been verified:

I am a new attorney at a large law firm. I am trying to consolidate credit card debt accumulated while earning my graduate and law school degrees. Unfortunately, I do not have collateral to secure a personal loan from a large bank. I am simply trying to quickly pay off my debt and free my self of all the compound interest. I am open to a loan term of 1-3 years. Borrower added on 02/11/10 > I appreciate your consideration. Borrower added on 02/11/10 > To update this information, I am in my second year of employment. I am going on my third year of renting at my current location. The two delinquencies in the past occurred with the same lender and was an error. A payment was made for two months through automatic bill pay with my bank. It did not meet the minimum payment for those two months. I had incorrectly set a specific amount (which matched my payment for the previous month). When brought to my attention, I paid the entire debt off in full with hopes that it would not adversely affect my credit. I recently contacted the financial institution and they refused to remove the delinquent notice, despite having received erroneous payments for those two months and a subsequent payment in full once I became aware of the error. Borrower added on 02/11/10 > I plan to use the funds as follows: 1) $9,000 Citibank Mastercard 2) $2,800 American Express 3) $4,200 Visa Despite the delinquency explained above, I have been always paid my debts timely. This loan will allow me to consolidate my existing debt and begin to save towards my planned new home purchase.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	39	Months Since Last Delinquency:	7
Revolving Credit Balance:	$15,214.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391981	$19,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391981. Member loan 391981 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	GUCCI AMERICA	Debt-to-income ratio:	18.41%
Length of employment:	3 years	Location:	NORTH BERGEN, NJ

Home town:
Current & past employers:	GUCCI AMERICA
Education:

This borrower member posted the following loan description, which has not been verified:

I WOULD LIE A LOAN SO I CAN RELIEVE MYSELF AND JUST HAVE 1 PAYMENT, I CAN PAY BACK FROM 1000 TO 1500 A MONTH SO I CAN FINISH PAYING THIS LOAN OFF FAST. Borrower added on 02/11/10 > I would like loan so I can relief myself from all the outstanding credit cards and interest rates. If the loan is granted I can pay back 1K a month of many 1500. I only want 1 payment and a peace of mind. Work for a Luxuary Fashion company and have been with the organization for 5 years now and the position I hold is of a Operation Specialist and make sure business runs smooth. Borrower added on 02/11/10 > Can't remember who asked the question but my car loan is with paragon federal credit union and the balance is $13K. Borrower added on 02/11/10 > If the loan is given to me I will cut a check asap to all my credit card companies. I make sure all my payments are made in time and can provide references from people who hav loan me mone and I've paid back quickly and with interest. As of 2010 my gross monthly income is $ 4,800 My job Is stable with Gucci Group, I have many responsibilty's with the organzation and 'm very happy working for them and have no plan in going anywhere else.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,246.00	Public Records On File:	1
Revolving Line Utilization:	85.60%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405239	$15,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405239. Member loan 405239 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	H&H Agency	Debt-to-income ratio:	8.24%
Length of employment:	< 1 year	Location:	Hermosa Beach, CA

Home town:
Current & past employers:	H&H Agency
Education:

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay off my current debt, 2 credit cards and a line of credit. I have a good, stable job and very good credit score, all payments are current. I relocated for a job a year ago and still own a house in Florida. It's rented out but at a fraction of what I need to pay every month. The mortgage company will not help me because I'm current on my payments. I will not walk away, fall behind on payments or affect my credit score in any way in order to get a better deal. I am a responsible person and I am trying to find a way to stay afloat until I can sell the house. I gave up on banks, I'm hoping someone will read this and decide to give me a hand in this tough times. Thank you for considering my application. Ana Borrower added on 02/05/10 > I've just received an offer on the house, so the mortgage payment of $2,300 a month will be gone very soon.

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,670.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410825	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410825. Member loan 410825 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Malcolm Pirnie, Inc.	Debt-to-income ratio:	16.28%
Length of employment:	10+ years	Location:	Parker, CO

Home town:
Current & past employers:	Malcolm Pirnie, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Background Hello and thank you for reading! I had a 760+ credit score - AA - and DTI of 17% until recently, when an old cell phone account dinged my credit and an Exxon account was closed, dropping me to high 600's. I am a professional financial consultant in my late-30s (I know how money works) and have been employed with the same firm for the last 12 years and our business remains strong. My firm offers medical & retirement benefits and incentive comp. Purpose - Loan Request This loan will be used to refinish our basement. We are expecting a baby in the fall and my mother in law is coming to live with us. This will also add value to our home if we ever decide to sell. Financial Profile I actively manage multiple secured and unsecured credit lines, all at low fixed rates, with a flawless 0/0/0 repayment record (except for a cell phone account that never worked and I never used and they tried to charge me), and no delinquencies in over 20 years as a borrower. I have a 4:1 assets to liabilities ratio. Most assets are locked-up in conservative tax-advantaged investments, which could be liquidated if necessary. Income My base monthly salary is $9,300 plus incentive comp (still working to achieve Cornell???s alumni average of $150K). Monthly take home is ~ $6,000 after taxes, retirement, insurance, medical, etc. Monthly Expenses: Charitable: $400 Mortgage & taxes (5/1 ARM, 4.75% fixed until 2010): $1,691 HELOC (6.5% variable): $200 Food & supplies: $980 Credit card loan payments: $690 (5 cards, from 4.99% to 6.99%, all fixed) Prosper Loan: $380 (7.0%) Daycare (part time): $250 Car expenses (gas, maintenance): $125 Utilities (gas, electric, phone, water, cable, internet, garbage): $310 Other living expenses (clothes, home improvements, etc.): $125 Student Loan: $118 (3.75% fixed!!!) Insurance (homeowners, life, disability, and auto): $210 Out of pocket medical (co-pays): $40 Total monthly expenses: approx $5,500 Monthly Cash Remaining: approx $500 Conclusion There is $500+ monthly income remaining to service this loan AND this excludes my wife???s part-time income and my incentive comp. We both have strong and supportive families. We are stable, careful, conservative, responsible Christians, and live within our means. We don???t own boats, motorcycles, SUVs, pool, big-screen TV, or other frivolous depreciating assets. My volvo 10 years old, my wife???s is 8 years old; both paid for and running great! We are working to pay down debt - our mortgage is conventional and we pay towards principal on all other debts each month. Please contact me if you have any questions, and thank you for considering this request. God Speed!

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,257.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427755	$13,200	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427755. Member loan 427755 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	National City Bank	Debt-to-income ratio:	22.25%
Length of employment:	2 years	Location:	Margate, FL

Home town:
Current & past employers:	National City Bank
Education:

This borrower member posted the following loan description, which has not been verified:

My two credit cards have high interest rates that make my payments to them have no impact. Could use the loan to help get out of debt and be able to purchase my first house.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	67
Revolving Credit Balance:	$23,698.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446892	$9,800	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446892. Member loan 446892 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:		Debt-to-income ratio:	6.55%
Length of employment:	< 1 year	Location:	desert hot springs, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

The future of music recording Borrower added on 02/12/10 > Dear Potential Investor, I am applying for this loan in order to take my business to the next level. I am a self-employed music producer, I receive royalties from Entertainment partners, ASCAP, and AFTRA. I license music to CBS and sell production and studio time. I will be using these funds to upgrade my studio equipment in order to: 1. Present myself in a more professional light to the music industry 2. Offer "Industry Standard" recording and mastering capabilities to attract a higher paying clientele 3. Allow me to dedicate more time to my business and thus increase my income In closing, I have an excellent credit rating and always pay my accounts promptly. I have over eight years experience as a performer and producer and am familiar with all aspect of the business, and have contacts with some of the biggest names in the industry. You can be assured that your investment is secure with me. Thank you very much for your time and support. I would be more then happy to answer any questions you may have for me. Sincerely yours,

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,865.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456465	$13,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456465. Member loan 456465 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Foley Inc.	Debt-to-income ratio:	23.55%
Length of employment:	2 years	Location:	MILLTOWN, NJ

Home town:
Current & past employers:	Foley Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,931.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457907	$4,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457907. Member loan 457907 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:		Debt-to-income ratio:	3.50%
Length of employment:	< 1 year	Location:	FAIRFAX, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$1,133.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460256	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460256. Member loan 460256 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:		Debt-to-income ratio:	17.24%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I would rather pay some one else the interests than the credit card companies. Borrower added on 02/13/10 > I am a software engineer who does consulting work. I currently pay about 1000$ per month, with most of it going towards the interests on balances. I just want to get rid of all my credit cards.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,438.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462279	$24,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462279. Member loan 462279 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Dept of Defense Police	Debt-to-income ratio:	13.70%
Length of employment:	7 years	Location:	Arling, WA

Home town:
Current & past employers:	Dept of Defense Police
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/10 > This loan is requested to pay off and close a high interest line of credit and consolidate a high interest loan into a lower interest package; to be repaid at a better than minimum rate. Borrower added on 02/11/10 > My thanks to those who have extended me their confidence. For all... I have arranged for a $500 allotment to be directly deducted from my bi-weekly pay to assure full and complete payment ASAP.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,606.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463417	$13,650	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463417. Member loan 463417 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	INTERNATIONAL FREIGHT SERVICES	Debt-to-income ratio:	13.98%
Length of employment:	8 years	Location:	UNION CITY, CA

Home town:
Current & past employers:	INTERNATIONAL FREIGHT SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > About 3 years ago, I was on track with my debt obligations, but my long time boyfriend ended up getting laid off from his job. Before I knew it, our credit card bills have racked up again, along with our interest rates. I would love to be given the opportunity to pay off my debt at a lower interest rate. I would also be willing to pay off extra when I receive my christmas bonus at the end of the year and any tax refund i get back just to pay off this loan faster. Thank you in advance.

A credit bureau reported the following information about this borrower member on January 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	25
Revolving Credit Balance:	$22,837.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463418	$16,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463418. Member loan 463418 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Meadow Electric	Debt-to-income ratio:	4.93%
Length of employment:	1 year	Location:	Meadow Vista, CA

Home town:
Current & past employers:	Meadow Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > 12,000 is for a closed capital one card and does not show up as revolving credit.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,252.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463442	$21,250	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463442. Member loan 463442 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,921 / month
Current employer:	cablevision	Debt-to-income ratio:	17.93%
Length of employment:	5 years	Location:	MASSAPEQUA, NY

Home town:
Current & past employers:	cablevision
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > this loan will be used for debt consolidation. my credit card balances are as followed. 1. 13793.00 APR 20% 2. 5177.00 APR 25.24% 3. 1480 APR 24.24% i have been in my field of work for 10 years and have been at my current place of employment for 5 years.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,636.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463832	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463832. Member loan 463832 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	Com Dev USA	Debt-to-income ratio:	19.93%
Length of employment:	2 years	Location:	Costa Mesa, CA

Home town:
Current & past employers:	Com Dev USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,347.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464084	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464084. Member loan 464084 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	Huntington Public Schools	Debt-to-income ratio:	9.49%
Length of employment:	< 1 year	Location:	Stony Brook, NY

Home town:
Current & past employers:	Huntington Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Used for paying off debt amounts on Home Depot credit card and Discover Card...equals $19,000. Borrower added on 02/10/10 > used to pay off balances

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	27
Revolving Credit Balance:	$92,446.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 468960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
468960	$2,500	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 468960. Member loan 468960 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,420 / month
Current employer:		Debt-to-income ratio:	23.45%
Length of employment:	< 1 year	Location:	Athens, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I am looking to refinance some Credit Card debt which is being charged at approximately 17% APY.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1974	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,003.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 472601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
472601	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 472601. Member loan 472601 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	TW Telecom	Debt-to-income ratio:	17.34%
Length of employment:	2 years	Location:	KELLYVILLE, OK

Home town:
Current & past employers:	TW Telecom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > We plan on debt consolidation of credit card debt and a signature loan. If funded this loan will allow us to pay off our debt in 36 months or LESS! We pride ourselves on our strong credit score and paying our obligations off before the end of the term. Our employment situation is strong and stable. This loan will allow us much more financial flexibility in our monthly and yearly budget. We hope that you continue to blessed in your daily life! Borrower added on 02/12/10 > Thanks to those who have invested so far! We appreciate ya! The LC credit department called me and I have verbally verified all information. We also DO NOT have any car payments! & do not expect to have any future auto payments for 3 years. These loan proceeds will be going towards PIF of a CC w/a balance of $11.5K @ fixed APR of 11.9%. Once this card is PIF, we will be closing the account because it is tied to our former Credit Union in Colorado & we must pay it off to be able to close our credit union account back in Colorado. $8.5K will be going towards PIF of a non-revolving signature loan at fixed 12% APR. once PIF that account will close. $1.5K will go towards paying a CC with a fixed APR of 19.24%, this account will be closed. The remaining $3.5K will go towards a large payment on a CC with a fixed APR of 13.24%, which will allow us to PIF the card within a few months. Once PIF that account will remain open. To clarify the answer to my position at my employer, I am the Central Office Engineer and responsible for the engineering & local operation of the metro network and Central Office of my employer. I have been in the telecommunications field for 15 years. Thanks again and I hope these additional details have helped fill in any blanks.

A credit bureau reported the following information about this borrower member on January 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,914.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 472894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
472894	$17,400	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 472894. Member loan 472894 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Walsworth Publishing Company	Debt-to-income ratio:	9.90%
Length of employment:	8 years	Location:	HOWELL, NJ

Home town:
Current & past employers:	Walsworth Publishing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > My husband and I had taken care of family and other situations which left us in debt. We are very close to being out of debt and this loan will help us move there much faster! Please help us make it to the finish line!! null

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	36
Revolving Credit Balance:	$12,487.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 472898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
472898	$25,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 472898. Member loan 472898 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:		Debt-to-income ratio:	3.24%
Length of employment:	< 1 year	Location:	Annandale, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Dairy Queens and Pizza are always safe investments

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1965	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 473535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473535	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473535. Member loan 473535 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,653 / month
Current employer:	Thomson Reuters	Debt-to-income ratio:	16.33%
Length of employment:	6 years	Location:	Somerville, MA

Home town:
Current & past employers:	Thomson Reuters
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > Debt Consolidation for 3 credit card totaling $6,000.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,541.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 474782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474782	$5,200	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474782. Member loan 474782 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	TriWest Healthcare Alliance	Debt-to-income ratio:	0.57%
Length of employment:	7 years	Location:	Litchfield Park, AZ

Home town:
Current & past employers:	TriWest Healthcare Alliance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/10 > Collector Haven has operated as an ebay based business for over 2 years. We have over 7,000 auctions listed. On January 14th we transitioned to a brick and morter location in Mesa Arizona. We have the largest back issue comic book, magazine, & action figure inventory in Arizona. These funds will be used as operating capital for day to day operations, aquistions and propel us to the next stage of corporate evolution. My self and the staff have over 30 years combined as vintage collectibles experts as dealers and collectors. My job with TriWest Health Care Alliance is anchored to a 6 1/2 year government contract.

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,594.00	Public Records On File:	1
Revolving Line Utilization:	83.60%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477484	$14,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477484. Member loan 477484 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	hachette book group	Debt-to-income ratio:	13.25%
Length of employment:	2 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	hachette book group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Hi there, Please help me fund & repay the credit card debt I went into when I first started my career in media in NYC. I went into debt because I just didn't make enough money in my first few years here to make ends meet. I haven't gone further into debt in years, but the interest on my credit card is preventing me from making a dent in the debt. I currently have a great career and a well-paying, stable position in marketing at a top publishing house. I care about my credit and financial stability. I'm definitely a safe bet!

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1979	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	59
Revolving Credit Balance:	$14,706.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477773	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477773. Member loan 477773 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Mass. General Hospital	Debt-to-income ratio:	5.42%
Length of employment:	2 years	Location:	TAUNTON, MA

Home town:
Current & past employers:	Mass. General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,140.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478234	$24,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478234. Member loan 478234 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Ernst and Young	Debt-to-income ratio:	21.78%
Length of employment:	1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Ernst and Young
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,819.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478815	$8,400	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478815. Member loan 478815 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	USPS	Debt-to-income ratio:	18.62%
Length of employment:	10+ years	Location:	Mesquite, TX

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,222.00	Public Records On File:	1
Revolving Line Utilization:	34.70%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 478835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478835	$3,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478835. Member loan 478835 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Winchester Savings Bank	Debt-to-income ratio:	9.82%
Length of employment:	10+ years	Location:	WINCHESTER, MA

Home town:
Current & past employers:	Winchester Savings Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	38
Revolving Credit Balance:	$14,338.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 479075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479075	$13,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479075. Member loan 479075 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Progressive Health and Rehabilitation	Debt-to-income ratio:	22.98%
Length of employment:	5 years	Location:	Athens, GA

Home town:
Current & past employers:	Progressive Health and Rehabilitation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Just a little elaboration on why I am requesting this loan...I would like to consolidate a little of my debt to pay it down as I am planning on going back to school. I currently work in the healthcare industry doing Physical Therapy so I have a very stable job and would have no trouble paying back a loan, I would just like to make my finances a little more manageable.

A credit bureau reported the following information about this borrower member on January 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	26
Revolving Credit Balance:	$7,719.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 479211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479211	$16,800	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479211. Member loan 479211 was requested on January 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,803 / month
Current employer:	Comcast	Debt-to-income ratio:	12.42%
Length of employment:	9 years	Location:	BEAR, DE

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	18
Revolving Credit Balance:	$2,692.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 479412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479412	$18,500	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479412. Member loan 479412 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Maxim Integrated Products	Debt-to-income ratio:	11.20%
Length of employment:	2 years	Location:	San Jose, CA

Home town:
Current & past employers:	Maxim Integrated Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,978.00	Public Records On File:	0
Revolving Line Utilization:	99.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 479424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479424	$9,600	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479424. Member loan 479424 was requested on February 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Lifetouch	Debt-to-income ratio:	17.06%
Length of employment:	10+ years	Location:	Glendale Heights, IL

Home town:
Current & past employers:	Lifetouch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > My fiance will also be helping pay off this loan. He is working two jobs, totaling almost 80 hours a week.

A credit bureau reported the following information about this borrower member on January 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,153.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 479576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479576	$20,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479576. Member loan 479576 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Hewitt Associates LLC	Debt-to-income ratio:	9.66%
Length of employment:	5 years	Location:	BELLEVILLE, NJ

Home town:
Current & past employers:	Hewitt Associates LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Needing funds to expand small business

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,903.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 480030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480030	$5,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480030. Member loan 480030 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	SimplexGrinnell	Debt-to-income ratio:	24.68%
Length of employment:	4 years	Location:	chicago, IL

Home town:
Current & past employers:	SimplexGrinnell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I work at a fire alarm company as a technician. I will have been there for 5 years on august 22nd. I bring home 1900 monthly and get paid weekly. This loan is to pay off debts and a credit card with rediculous minimum payments and interest rates.

A credit bureau reported the following information about this borrower member on January 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 480319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480319	$23,975	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480319. Member loan 480319 was requested on January 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Wellsfargo Home Mortgage	Debt-to-income ratio:	23.44%
Length of employment:	3 years	Location:	Buford, GA

Home town:
Current & past employers:	Wellsfargo Home Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/10 > Just had twins.. Needing to consolidate debt

A credit bureau reported the following information about this borrower member on January 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	43
Revolving Credit Balance:	$92,965.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 480381

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480381	$23,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480381. Member loan 480381 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$75,000 / month
Current employer:	Produce Express	Debt-to-income ratio:	1.56%
Length of employment:	10+ years	Location:	Folsom, CA

Home town:
Current & past employers:	Produce Express
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	48
Revolving Credit Balance:	$21,742.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 480608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480608	$6,400	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480608. Member loan 480608 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,190 / month
Current employer:	Smurfit-Stone	Debt-to-income ratio:	23.54%
Length of employment:	4 years	Location:	Saint Louis, MO

Home town:
Current & past employers:	Smurfit-Stone
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I am seeking a personal loan for debt consolidation purposes. My credit is good and I've never had an account due past 30 days. I also have two jobs, a full-time job during the days and I teach at a technical/trade school 4 nights a week. My gross monthly income is $6190. I also earn an additional $400 per month renting out part of my house. I feel I would be able to meet the obligation of roughly $200/month for 3 years to pay this loan back. Please contact me with any questions.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,732.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 480675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480675	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480675. Member loan 480675 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Business Technology Group LLC	Debt-to-income ratio:	20.86%
Length of employment:	2 years	Location:	RUSTON, LA

Home town:
Current & past employers:	Business Technology Group LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > Debt Consolidation. Paying off all credit cards and using this as one monthly payment. Borrower added on 02/08/10 > 3 credit cards and 1 gas card currently at $8,000 total Going to put the rest of the loan into savings. Work full time as a systems engineer and rent is only 190 per month. My income will be 3,000 per month with the only bills being car note $300, Rent $190, LendingClub Loan $320 and then house utilities and gasoline. My debt to income ratio is low.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,844.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 480762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480762	$3,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480762. Member loan 480762 was requested on January 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	JAK PIZZA CO. INC.	Debt-to-income ratio:	24.32%
Length of employment:	4 years	Location:	SALEM, OR

Home town:
Current & past employers:	JAK PIZZA CO. INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1977	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,357.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 480933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480933	$13,350	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480933. Member loan 480933 was requested on February 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Abacus Technology	Debt-to-income ratio:	12.19%
Length of employment:	< 1 year	Location:	CHEYENNE, WY

Home town:
Current & past employers:	Abacus Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/10 >Starting first career job and completing bachelors at the University of Wyoming online. After taking a personal finance course my first goal is to pay down bad debt by consolidating. My interest in this loan is consistent with lowering my current interest being paid on the unsecured debt. Following acceptance of this loan I plan to cancel credit cards and start investments into an emergency fund. The additional $3,940 funds not existing within my revolving credit is my wife's unsecured debt. My wife is currently six months from completing her two year degree in Radiology which will increase our joint yearly income. The one delinquency mentioned was for a student loan that was setup to deliver all notifications online via the bank web site when logged into the account. As the lender did not know I was still in school and I was not regularly checking the online message center the account went 60 days without payment. Upon the first phone call from the lender I promptly paid the delinquent amount and completed necessary paperwork for the in-school deferment. As this was a mistake on my behalf, it was well learned to not let any of my revolving credit balances go un-noticed again.

A credit bureau reported the following information about this borrower member on February 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	7
Revolving Credit Balance:	$9,410.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 480957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480957	$24,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480957. Member loan 480957 was requested on January 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,250 / month
Current employer:	Emergency Public Safety Communication	Debt-to-income ratio:	11.42%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	Emergency Public Safety Communication
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/10 > I am self employed but have been in the same business for the past 24 years. I currently have a 3 year consulting contract worth $200,000 per year with the opportunity to extend it for another 2 years.

A credit bureau reported the following information about this borrower member on January 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	64	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,524.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 480995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480995	$9,800	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480995. Member loan 480995 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:		Debt-to-income ratio:	8.25%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > thise money will be used for dental and to pay off some credit cards.i`m agood borrower i pay my bill on time Borrower added on 02/04/10 > my monthly budget is $ 2,750.I`m retired and receive social security and union pension Borrower added on 02/05/10 > For last 3 or more year s I do not remember to have delinquencys

A credit bureau reported the following information about this borrower member on January 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	4
Revolving Credit Balance:	$5,745.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 481013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481013	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481013. Member loan 481013 was requested on January 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Hackettstown Regional Medical Center	Debt-to-income ratio:	19.65%
Length of employment:	10+ years	Location:	Great Meadows, NJ

Home town:
Current & past employers:	Hackettstown Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	17
Revolving Credit Balance:	$51,027.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 481049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481049	$3,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481049. Member loan 481049 was requested on January 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,208 / month
Current employer:	target	Debt-to-income ratio:	10.60%
Length of employment:	1 year	Location:	strongsville, OH

Home town:
Current & past employers:	target
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/10 > My goal is to obtain a BSN degree, with a primary focus on pediatric nursing. I enjoy working with people, especially children, and helping them resolve their problems if I can. I currently work full time. I really feel this is my calling, so I want to pursue it if I can.

A credit bureau reported the following information about this borrower member on January 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,154.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481144	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481144. Member loan 481144 was requested on January 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	San Fernando Valley Vascular Group	Debt-to-income ratio:	19.20%
Length of employment:	10+ years	Location:	LANCASTER, CA

Home town:
Current & past employers:	San Fernando Valley Vascular Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/10 > The truth is my ex wife left me with alot of her credit card bills and I don't want the reminder of that for the next 20 years. Its time for a new start.

A credit bureau reported the following information about this borrower member on January 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,621.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 481176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481176	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481176. Member loan 481176 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Vantage Oncology Inc.	Debt-to-income ratio:	15.47%
Length of employment:	1 year	Location:	el centro, CA

Home town:
Current & past employers:	Vantage Oncology Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/10 > By paying off several accounts with this loan, I will be able to get out of debt on a specific date and free up money for savings.

A credit bureau reported the following information about this borrower member on January 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	24
Revolving Credit Balance:	$23,251.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481350	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481350. Member loan 481350 was requested on January 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,417 / month
Current employer:		Debt-to-income ratio:	0.81%
Length of employment:	8 years	Location:	richmond hills, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/10 > I requesting this loan for the my wedding.

A credit bureau reported the following information about this borrower member on January 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,072.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 481396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481396	$17,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481396. Member loan 481396 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Gateway Chiropractic	Debt-to-income ratio:	16.82%
Length of employment:	6 years	Location:	BREA, CA

Home town:
Current & past employers:	Gateway Chiropractic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,388.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481462	$6,500	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481462. Member loan 481462 was requested on February 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	SOS Security Inc	Debt-to-income ratio:	4.18%
Length of employment:	2 years	Location:	REDLANDS, CA

Home town:
Current & past employers:	SOS Security Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 481496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481496	$24,250	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481496. Member loan 481496 was requested on February 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	COMPLETE DEMOLITION SERVICE	Debt-to-income ratio:	21.08%
Length of employment:	10+ years	Location:	AVONDALE, AZ

Home town:
Current & past employers:	COMPLETE DEMOLITION SERVICE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,161.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481585	$11,500	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481585. Member loan 481585 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Prince William COunty Govt.	Debt-to-income ratio:	9.82%
Length of employment:	9 years	Location:	Bristow, VA

Home town:
Current & past employers:	Prince William COunty Govt.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I have worked hard at building excellent credit and want to consolidate two remaining credit lines and reduce my monthly bills. This will also allow me to be out from under that debt in three years.

A credit bureau reported the following information about this borrower member on February 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,944.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 481658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481658	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481658. Member loan 481658 was requested on February 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Station Casinos, Inc.	Debt-to-income ratio:	10.43%
Length of employment:	8 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Station Casinos, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	21
Revolving Credit Balance:	$5,145.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481663	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481663. Member loan 481663 was requested on February 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Law Office	Debt-to-income ratio:	17.22%
Length of employment:	6 years	Location:	Round Rock, TX

Home town:
Current & past employers:	Law Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/10 > I have a loan with a major bank, the 19.99% interest is killing me!! We are expecting a baby and want to make sure I am out of credit card debt by the time he is 3. I am a great pay, never late, never defaulted on any account, I can actually continue paying the 19.99% but would rather pay an investor for a 3 year period. Borrower added on 02/02/10 > Part of the debt was accumulated as a result of a "promotional" offer froma CC company. I consolidated some student loans and later found that the offer expired and the interest increased!

A credit bureau reported the following information about this borrower member on February 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,760.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 481682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481682	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481682. Member loan 481682 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	US Department of Defense	Debt-to-income ratio:	13.43%
Length of employment:	< 1 year	Location:	Arlington, VA

Home town:
Current & past employers:	US Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > I finished graduate school last year. I have a good job with the government doing work that is meaningful. I want to pay back the money I owe in a responsible timely way. Thanks for your help.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	41
Revolving Credit Balance:	$22,853.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 481695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481695	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481695. Member loan 481695 was requested on February 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	seemore tv & appliance center	Debt-to-income ratio:	19.28%
Length of employment:	3 years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	seemore tv & appliance center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/10 > i plan to pay off a loan at a higher rate, and some credit cards.

A credit bureau reported the following information about this borrower member on February 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,272.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481750	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481750. Member loan 481750 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,021 / month
Current employer:	IBM	Debt-to-income ratio:	14.21%
Length of employment:	3 years	Location:	SUNNYVALE, CA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,262.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481840	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481840. Member loan 481840 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,725 / month
Current employer:		Debt-to-income ratio:	13.85%
Length of employment:	6 years	Location:	De Forest, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > Established independent distribution company for Bakery located in FL. This company deals with the distribution of specialty baked goods. Distribution to restaurants, large corporations, nursing homes and many other businesses. Business has been in operation for 30 years, has an outstanding reputation and quality of service. Borrower has perfect credit. Funds will be used to grow the business along with the support of seller-financing.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	72
Revolving Credit Balance:	$151,606.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 481853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481853	$24,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481853. Member loan 481853 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Walgreens	Debt-to-income ratio:	15.69%
Length of employment:	6 years	Location:	Chicago, IL

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > I need a loan to purchase fitness equipment. Precor cardio equipment and Hammer plate loaded machines. These machines will go into our gym. Check out the website - www.convictionfitness.com

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,065.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 481872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481872	$15,200	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481872. Member loan 481872 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Resales Buy Owner	Debt-to-income ratio:	0.00%
Length of employment:	7 years	Location:	New Smyrna, FL

Home town:
Current & past employers:	Resales Buy Owner
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > I will be using the funds to purchase a race car shell. I have the means and knowledge to maintain all the additional funds I will be needing for the next few seasons. I have owned my company for almost 11 years and have never missed a payment on any of my house or car loans. I am making a loan request so I can utilize the liquid cash as opposed to taking out or selling real estate I have occurred. Borrower added on 02/03/10 > I also would like noted that I own over 2 1/2 acres of property free and clear. I also have 3 other houses including the new one I purchased this year. I have the means to pay cash for this endeavor, however I would prefer to have investors pay for it allowing my liquid assets to stay free for other investment opportunities. Borrower added on 02/03/10 > The funds will now be used to purchase an older car. It does not qualify for typical lending requirements. I am reaching out to investors to assist in the purchase. Thank you. Borrower added on 02/08/10 > I have sent my 2007 and 2008 1040's into Lending Club to verify my income. In 2007 I made $171,158 and in 2008 I made $157,584. My account hasn't finished my 2009 1040 or shareholder distribution yet. It should exceed $165,000 for 2009. Borrower added on 02/10/10 > I just want to thank you that have contributed thus far. If anyone has any questions at all I will be more than happy to answer them in a timely manner. I always make my payments on time and look forward to a short and beneficial arrangement for all of us.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481879	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481879. Member loan 481879 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Rowenn Holdings, Inc. (dba gSEMI)	Debt-to-income ratio:	12.74%
Length of employment:	5 years	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Rowenn Holdings, Inc. (dba gSEMI)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > Please call me for any information that may be needed.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,510.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481883

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481883	$2,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481883. Member loan 481883 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	National Book Foundation	Debt-to-income ratio:	0.20%
Length of employment:	10+ years	Location:	Brooklyn, NY

Home town:
Current & past employers:	National Book Foundation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,153.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481888	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481888. Member loan 481888 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	New York City Dept of Transportation	Debt-to-income ratio:	10.65%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	New York City Dept of Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > I am consolidating credit card debt in order to pay it off faster and focus on repaying my student loan debt and starting a nest egg. Thank you! Borrower added on 02/03/10 > Monthly budget details: Net salary (after taxes, 401k, etc): $3600 Rent: $850 Student loan payment: $600 Various credit card payments: $1000 Utilities, food, transportation: $700 I have been in my job for 3 years this March.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,867.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481900	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481900. Member loan 481900 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	V&F Transformer Corporation	Debt-to-income ratio:	12.32%
Length of employment:	1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	V&F Transformer Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > Looking to pay off some high interest debt. Borrower added on 02/03/10 > I plan on doing everything possible to save enough money to pay this off faster than the 3 years. Thank you for helping. Borrower added on 02/05/10 > I have not used a credit card in the last 12 months without paying off whatever was charged the same month. I have been paying as much as two times the minimum payment. They keep raising the interest rates. I just want out.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,413.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481912	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481912. Member loan 481912 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,750 / month
Current employer:	American University	Debt-to-income ratio:	23.82%
Length of employment:	8 years	Location:	WASHINGTON, DC

Home town:
Current & past employers:	American University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > To consolidate high-interest credit card debt at a lower rate and improve my credit score. Borrower added on 02/04/10 > Totally clean debt repayment record since arriving in the USA more than 13 years ago and 35 years in the UK. High income earner hamstrung by high interest credit cards. Borrower added on 02/05/10 > I will use the monthly repayment funds saved on the high interest cards to open a savings account with the aim of eliminating those cards within three years. I have reduced the monthly expenditure budget, specifically car insurance, cable, food and transportation. I have also reduced the utility bills by insulating the house, using the fireplace, and repairing old water faucets. I have a secure job and the ability to boost my earnings through a private consultancy I also run. Borrower added on 02/09/10 > Just to clarify - $220,000 of the revolving credit is a HELOC on my residence.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$259,128.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481920	$5,500	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481920. Member loan 481920 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,667 / month
Current employer:	Elite Spoilers	Debt-to-income ratio:	8.54%
Length of employment:	3 years	Location:	Crolwey, TX

Home town:
Current & past employers:	Elite Spoilers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > -I am an Army vet and now work for a great company that is well established and still growing, very stable company. -I am going to pay of the credit cards I have and close them. -My house, truck and wifes car are paid for. -My monthly budget is right at $5600.00

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	19
Revolving Credit Balance:	$45,537.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 481921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481921	$20,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481921. Member loan 481921 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,083 / month
Current employer:	Design Logic Solutions	Debt-to-income ratio:	9.18%
Length of employment:	10+ years	Location:	VALENCIA, CA

Home town:
Current & past employers:	Design Logic Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I originally got into credit card debt as I was trying to build my business. I have been working as a software developer now for almost 4 years working an average of 50 hours a week and now making a good income. We are now working hard to get out of the debt we incurred over the previous 7 years. Bankruptcy was never an option even when things were tight because I knew that would not be fair to the credit card companies. I got us into debt and I am working to get us out. My plan is to try and get as much of our debt off of our 27% interest cards and onto this loan so that we can get out of debt faster. Thank you.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	46
Revolving Credit Balance:	$12,970.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 481924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481924	$15,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481924. Member loan 481924 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Tri City Medical Center	Debt-to-income ratio:	3.66%
Length of employment:	3 years	Location:	Oceanside, CA

Home town:
Current & past employers:	Tri City Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > Need to purchase a handicapped vehicle

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,508.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 481933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481933	$19,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481933. Member loan 481933 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Roux Associates, Inc.	Debt-to-income ratio:	8.95%
Length of employment:	< 1 year	Location:	Hudson, NH

Home town:
Current & past employers:	Roux Associates, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > I'm looking to consolidate my credit card debt into one monthly payment at a lower rate.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,995.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 481972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481972	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481972. Member loan 481972 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,917 / month
Current employer:	North Texas Anesthesia	Debt-to-income ratio:	0.41%
Length of employment:	2 years	Location:	Dallas, TX

Home town:
Current & past employers:	North Texas Anesthesia
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,583.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481992	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481992. Member loan 481992 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:		Debt-to-income ratio:	7.22%
Length of employment:	5 years	Location:	Miami, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > Wonderwalls & Floors specializes in home improvement/remodeling in South Florida. The company is currently made out of a team of two. We plan to expand the company by purchasing new equipment, a used vehicle (pickup truck) and by hiring additional qualified personal. I believe that all of these will improve and make my business grow. Below is a better breakdown on what I plan to use the loan for and some estimates. - New Equipment ????????????...???????????????????????????????????????. $2500 - Used Pickup Truck????????????????????????..????????????????????????. $5000 - Labor (3 additional workers)?????????????????????????????????. $ 3500 - Supplies?????????????????????????????????????????????????????????????????????. $ 5000 We currently have a contract worth $115,000 in Miami Beach and are expected to close a $30,000 contract in Coral Gables soon.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 482019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482019	$19,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482019. Member loan 482019 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	U.S. Marshals Service	Debt-to-income ratio:	24.53%
Length of employment:	2 years	Location:	Fresno, CA

Home town:
Current & past employers:	U.S. Marshals Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,371.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482036	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482036. Member loan 482036 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	nathan adelson hospital	Debt-to-income ratio:	9.62%
Length of employment:	4 years	Location:	las vegas, NV

Home town:
Current & past employers:	nathan adelson hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$947.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 482049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482049	$15,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482049. Member loan 482049 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	PRECISION FUNDING GROUP LLC	Debt-to-income ratio:	22.63%
Length of employment:	3 years	Location:	ALDAN, PA

Home town:
Current & past employers:	PRECISION FUNDING GROUP LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/10 > previous question asked about interest rates on the credit cards that i'm paying off, they are 29.99%, 29.99%, 24.99% and 24.99%. that's why i'm trying to get this loan to consolidate these cards, so i'm not tredding water with these high % rate cards.. - Jackie Borrower added on 02/10/10 > what makes me a good borrower is my job stablity. I have my own office and I'm the Branch Manager for a mortgage company. I always pay my bills on time. I want to pay off or pay down the high interest credit cards that I have with this loan. thank you

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,180.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482050	$23,000	19.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482050. Member loan 482050 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	smith plumbing llc	Debt-to-income ratio:	10.70%
Length of employment:	7 years	Location:	Branson, MO

Home town:
Current & past employers:	smith plumbing llc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > I AM THE OWNER OF SMITH PLUMBING LLC Borrower added on 02/06/10 > I WOULD LIKE TO THANK EVERYONE FOR HELPING ME AND OTHERS THROUGH THESE TOUGH TIMES. Borrower added on 02/07/10 > I WILL DO WHAT EVER IT TAKES TO PAY MY BILLS " I AM A TRAVELER". Borrower added on 02/08/10 > I HAVE NEVER MISSED A PAYMENT AND I HAVE ALWAYS PAID MORE THAN WHAT WAS DUE EVERY MONTH. RIGHT NOW IS A GOOD TIME TO BE IN THE PLUMBING BUSINESS AT LEAST WHERE I LIVE, AND I AM ALSO CERTIFIED IN MULTIPLE STATES Borrower added on 02/09/10 > I WILL BE USING THIS LOAN TO CONSOLIDATE MY OTHER CREDIT CARDS INTO A LOWER MONTHLY BILL. THANK YOU

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,559.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482061	$4,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482061. Member loan 482061 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	City of Whitefish Bay	Debt-to-income ratio:	7.22%
Length of employment:	10+ years	Location:	Milwaukee, WI

Home town:
Current & past employers:	City of Whitefish Bay
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > My son needs some help paying for school this semester. I will most likely pay this dept off in 14 months or less. Thank You for your support.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482101	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482101. Member loan 482101 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Bru Mar Farm	Debt-to-income ratio:	15.45%
Length of employment:	9 years	Location:	fort plain, NY

Home town:
Current & past employers:	Bru Mar Farm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > I recently graduated college and got a job. Now I am trying to pay back a friend that helped me get through by lending money. I have been making payments to him every month, but now he is moving and changing jobs and I would like to relieve him of this financial burdon by paying him back quickly. Thanks to anyone that may be a help!

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,429.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 482132

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482132	$16,800	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482132. Member loan 482132 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,902 / month
Current employer:	Cox Health	Debt-to-income ratio:	20.13%
Length of employment:	2 years	Location:	SPRINGFIELD, MO

Home town:
Current & past employers:	Cox Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/10 > I am using my loan to consolidate my high interest credit cards. I work in the medical field. I have a steady income as I work in a salary position. I live on a carefully planned budget with a main goal of paying off debt as fast as possible. I always pay my bills on time and keep an "emergency fund" for those unexpected expenses. I hope you will consider lending to me. Thank you

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,887.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482133	$13,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482133. Member loan 482133 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Federal Deposit Insurance Corp.	Debt-to-income ratio:	18.68%
Length of employment:	2 years	Location:	BOSTON, MA

Home town:
Current & past employers:	Federal Deposit Insurance Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Recently graduated young professional who funded living expenses in college with credit cards which has led to an higher than anticipated credit card debt. Given the current economy, credit card companies have decided to charge outrageous rates reaching 30%. Currently looking to consolidate credit card debt into a fixed rate 3 year installment loan in order to ultimately pay down. Strong payment history with no delinquencies reported on credit report. Looking for willing investor who's willing to help out a young professional while earning a decent return. Borrower added on 02/12/10 > Additional Information: Monies will be used to pay off two high interest rate credit card balances. One to CitiCard for $6500 at 29.99%. My rate increased from 9.99% to 29.99% and was unwilling to reduce the rate, even though I have always paid on time and have been a customer with them for over 5 years. The other balance is to Elan Financial with a balance of $6000 at an interest rate of 20.00%. Let me know if you have any other questions. Will be more than willing to answer them.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,362.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 482197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482197	$15,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482197. Member loan 482197 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,250 / month
Current employer:	Spectrumk12	Debt-to-income ratio:	11.24%
Length of employment:	7 years	Location:	Bel Air, MD

Home town:
Current & past employers:	Spectrumk12
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > My job is very stable, worked there for 7 years. I have a very good credit history. The funds will be used to pay the expenses off accrued from rehabing my house.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	27
Revolving Credit Balance:	$17,354.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482203	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482203. Member loan 482203 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$29,167 / month
Current employer:	AB Physical Therapy	Debt-to-income ratio:	11.38%
Length of employment:	7 years	Location:	Newton, MA

Home town:
Current & past employers:	AB Physical Therapy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,207,359.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 482229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482229	$20,500	20.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482229. Member loan 482229 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,750 / month
Current employer:	alliant credit union	Debt-to-income ratio:	24.52%
Length of employment:	5 years	Location:	bolingbrook, IL

Home town:
Current & past employers:	alliant credit union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > I'm with the same company for over 5 years. I'm a loan officer about to move to a branch manager. Never had anything bad on my credit. Working for a financial institution you have to maintain good credit in order to keep your job. If you have any more question please feel free to ask.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	18
Revolving Credit Balance:	$16,491.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482248	$24,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482248. Member loan 482248 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	The Gap	Debt-to-income ratio:	17.37%
Length of employment:	8 years	Location:	brooklyn, NY

Home town:
Current & past employers:	The Gap
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,936.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482269	$24,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482269. Member loan 482269 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,250 / month
Current employer:	URS Corporation	Debt-to-income ratio:	19.79%
Length of employment:	8 years	Location:	North Wales, PA

Home town:
Current & past employers:	URS Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > I have 2 loans I took out to pay for my masters degree and I would like to combine them to one lower loan payment. Borrower added on 02/03/10 > My job is in bridge engineering and is very stable thanks to stimulus money from the government.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,459.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482279	$25,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482279. Member loan 482279 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Hawkins and Associates Realty Inc.	Debt-to-income ratio:	21.74%
Length of employment:	6 years	Location:	CASA GRANDE, AZ

Home town:
Current & past employers:	Hawkins and Associates Realty Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > Currently spending about twice this amount in revolving debt payments. Never late and always pay more than the minumum. Tired of giving it to the big guys only to have them bailed out with me and my childrens taxes

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,317.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482296	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482296. Member loan 482296 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,000 / month
Current employer:	Jackson Lewis	Debt-to-income ratio:	12.04%
Length of employment:	10+ years	Location:	Roseville, CA

Home town:
Current & past employers:	Jackson Lewis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > My loan is to pay off existing credit card debt which was incurred for one time purchases which were: (1) home improvement of new home, (2) medical expenses for my wife and newborn, and (3) training of my daughter with Olympic coaches. Since Obama's announcements about credit card crackdown legislation last year, the credit card companies, like dominoes, reduced my credit and increased interest rates over the last year, taking me from a very high credit score to a lower score appearing I maxed out credit cards, rather than that they lowered available amounts. I always pay on time and have a superb history of debt management. Borrower added on 02/05/10 > I am an attorney in a stable position with 12 years experience. Monthly income is $18,000. Total monthly payments, including mortgage and car, are less than half this amount. With this loan, I will be paying less than the current minimum payment on the credit cards, thus resulting in a net positive monthly budget compared to now.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	41
Revolving Credit Balance:	$42,465.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482297

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482297	$9,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482297. Member loan 482297 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,825 / month
Current employer:		Debt-to-income ratio:	11.41%
Length of employment:	< 1 year	Location:	Green River, WY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > I live alone and I plan to use the funds to faciliate my use of my home. Borrower added on 02/03/10 > I will purchase the mobile home in which I have lived for the last eight years. Borrower added on 02/04/10 > The monthly repayment amount for this loan is substantially less than my current monthly rent payment and would not exceed my current monthly rent payment when added to the monthly lot rent in the mobile home park where I reside. There would be an actual reduction of about 10%. Borrower added on 02/06/10 > My gross income is my net income because my sources of income are not subject to income tax.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$144.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482299	$24,250	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482299. Member loan 482299 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,496 / month
Current employer:	Barclays Capital	Debt-to-income ratio:	0.87%
Length of employment:	3 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Barclays Capital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,244.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482344	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482344. Member loan 482344 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:		Debt-to-income ratio:	10.23%
Length of employment:	10+ years	Location:	Bennington, VT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > The request for a loan is to upgrade the kitchen and 3 bathrooms at my primary residence.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,501.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482360	$5,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482360. Member loan 482360 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Southwest airlines	Debt-to-income ratio:	10.78%
Length of employment:	8 years	Location:	Sparks, NV

Home town:
Current & past employers:	Southwest airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > moving

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	5
Revolving Credit Balance:	$1,177.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482362

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482362	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482362. Member loan 482362 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,833 / month
Current employer:	SAVVIS	Debt-to-income ratio:	19.62%
Length of employment:	10+ years	Location:	Antioch, CA

Home town:
Current & past employers:	SAVVIS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > I am a great borrower with no late payments. I am just trying to consolidate some credit card debt, since none of the banks seem to negotiate on lowering the current rates. Borrower added on 02/06/10 > I own my home, married 27 years, I am a Director of Telecommunications wit a stable company. Thanks!

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,165.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482375	$21,250	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482375. Member loan 482375 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,704 / month
Current employer:	Powder River Energy	Debt-to-income ratio:	17.68%
Length of employment:	2 years	Location:	SUNDANCE, WY

Home town:
Current & past employers:	Powder River Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > I always pay my bills on time but need to get my credit cards put in one loan and get them paid off!! Borrower added on 02/05/10 > I would like to add a little more information. I am married and am trying to follow in my husbands footsteps as he has no debt - just our mortgage. He freaks out when his checking acocunt goes below $1,500. He is frugal. I entered our marriage with my own accumulated debt and while he could pay it off, I want to pay it off myself. I spent it - I have to pay it back. So, he pays the mortgage and utilities and I get to pay back my debt. BUT, in three years, hello debt-free!!! Thank you Borrower added on 02/05/10 > Adding one more bit of info that was missed in my answer. My position is in the Customer Service department. I am currently in charge of a 5,000 meter/service verification audit as well as developing a training and testing program for the CSRs to improve our service. Started as a CSR in June 2007 (worked as a Real Estate Loan Processor at a bank for 5 years prior; BS in Business prior to that) and took this newly created position in January 2009. Economy in Wyoming is holding strong...especially in this area. Thanks! Borrower added on 02/09/10 > If you are "on the fence" about investing and there is any additional information I can provide, please do not hesitate to ask. I have contacted Lending Club about how to verify my income to make my loan more attractive as well. Thank you!

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	52
Revolving Credit Balance:	$19,484.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482390

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482390	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482390. Member loan 482390 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	COMCAST	Debt-to-income ratio:	2.47%
Length of employment:	3 years	Location:	BENSALEM, PA

Home town:
Current & past employers:	COMCAST
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > I am debt free.No credit card balance at all. Borrower added on 02/04/10 > Guaranteed repayment. Thank you.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,187.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482398	$15,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482398. Member loan 482398 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Cherokee County Gov	Debt-to-income ratio:	15.34%
Length of employment:	5 years	Location:	Canton, GA

Home town:
Current & past employers:	Cherokee County Gov
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > loan to consoldate credit cards Borrower added on 02/03/10 > consoldate credit cards

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,705.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482432	$16,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482432. Member loan 482432 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$25,000 / month
Current employer:		Debt-to-income ratio:	3.12%
Length of employment:	5 years	Location:	TRUMBULL, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Buying up bank up foreclosures and renting them out for 20-25% annual returns.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	39	Months Since Last Delinquency:	10
Revolving Credit Balance:	$211,931.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 482435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482435	$15,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482435. Member loan 482435 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Adams Produce Companies	Debt-to-income ratio:	11.24%
Length of employment:	2 years	Location:	Bessemer, AL

Home town:
Current & past employers:	Adams Produce Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > This is a debt consolidation loan. I intend to pay off all of our credit cards with this loan. I am using the tax credit this year to pay of $8,000 of $25,000 in credit card debt. The remaining coming from this loan will pay off $6100 @ 29% $4100 @ 18% $2000 @ 25% $3000 @ 29%. Borrower added on 02/03/10 > My monthly credit card payments are currently $674/month. My student loan payments are $110/month. My mortgage is $865/month. Insurance is $100/month. The debts that are not in my credit report are my wife's credit cards. I did not put her on the application. Borrower added on 02/04/10 > I am a Network Administrator for Adams Produce Companies

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,023.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482465	$12,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482465. Member loan 482465 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	weaber inc.	Debt-to-income ratio:	13.71%
Length of employment:	10+ years	Location:	LEBANON, PA

Home town:
Current & past employers:	weaber inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	38
Revolving Credit Balance:	$8,896.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482512	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482512. Member loan 482512 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Abbott Laboratories	Debt-to-income ratio:	12.85%
Length of employment:	2 years	Location:	Antioch, IL

Home town:
Current & past employers:	Abbott Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/10 > Consolidation of debt

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	3
Revolving Credit Balance:	$20,027.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482550	$2,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482550. Member loan 482550 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Pless Security, Inc.	Debt-to-income ratio:	6.19%
Length of employment:	9 years	Location:	Lawrenceville, GA

Home town:
Current & past employers:	Pless Security, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/10 > -Planning to borrow this money and pay it back within short period of time to keep Credit strong for buying a house in future. -$8,500 Cash in Bank(so paying this back should not be a problem. -$1150 Prosper Debt(Just sold off a Stock,and will pay off with this. - No Debt other than that. -Car is paid off, Am single and moved back in to Parent's basement to cut expenses. (Pay $300 to them monthly, but if emergency arises this rent money can be used for it).

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	67
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482569	$16,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482569. Member loan 482569 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	nieman marcus group	Debt-to-income ratio:	22.98%
Length of employment:	4 years	Location:	san francisco, CA

Home town:
Current & past employers:	nieman marcus group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > Thank you all!!!!

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,229.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482621	$20,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482621. Member loan 482621 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:		Debt-to-income ratio:	6.35%
Length of employment:	4 years	Location:	marion, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > obama wants more money

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,254.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482644	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482644. Member loan 482644 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	McTish, Kunkel & Associates	Debt-to-income ratio:	17.04%
Length of employment:	1 year	Location:	Monroeville, PA

Home town:
Current & past employers:	McTish, Kunkel & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > Purchased a foreclosed home $40K under the assesed value. Great investment, would like to make cosmetic improvements to two bathrooms, kitchen and living room. Loan amount would take care of two credit cards for the sum of $2500 and the rest would be spent on the quality upgrade of my home. Very excited, really appreciate your help. Any questions, please do not hesitate. Thank you.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,578.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482669	$24,250	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482669. Member loan 482669 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,583 / month
Current employer:	Health and Human Services Commission	Debt-to-income ratio:	16.90%
Length of employment:	6 years	Location:	AUSTIN, TX

Home town:
Current & past employers:	Health and Human Services Commission
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	25
Revolving Credit Balance:	$66,520.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482680	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482680. Member loan 482680 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Expressit Logisitics	Debt-to-income ratio:	18.05%
Length of employment:	10+ years	Location:	woburn, MA

Home town:
Current & past employers:	Expressit Logisitics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > These funds will be used for expansion through marketing and adding a sales person. I am always on time on every payment to all existing loans, vendors and suppliers. A loan would be paid using my account receivables and paid on time, electronically. I have had the same job for 13 years. My current job works in with the new business with shared customer base. This brings in immediate cash flow.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,998.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482681	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482681. Member loan 482681 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Brett Twitty Insurance Agency	Debt-to-income ratio:	18.65%
Length of employment:	2 years	Location:	Lake in the Hills, IL

Home town:
Current & past employers:	Brett Twitty Insurance Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > Very Stable job. No current car payment. This will serve as that. I plan to use the funds to pay off high interest credit cards. Borrower added on 02/04/10 > I also want to add that Bank of America is currently charging me 27.99%. If I can get that down to 15%, I will be able to catch up on the debt, as opposed to just paying monthly payments. I'm only 29 years old, and expect to be getting a nice promotion soon as well with my current company. This loan will help me get ahead in the meantime, and achieve my number one goal of getting engaged within the next year or so. I could really use the help. Thanks.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	39
Revolving Credit Balance:	$22,680.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482706	$24,250	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482706. Member loan 482706 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	SVB Financial Group	Debt-to-income ratio:	19.00%
Length of employment:	10+ years	Location:	PLEASANTON, CA

Home town:
Current & past employers:	SVB Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > This loan is to reduce our Interest rate on our revolving credit card debt. We are looking to pay-off existing credit card debt within 18 months, and the consolidated payment and interest rate would help to facilitate that goal. The over-reaching goal is to lower our Debt/Income ratio so we can purchase a single-family home. Currently we own a 2-Bedroom townhome which we purchased in March of 2006 and have paid as agreed on the loan.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	21
Revolving Credit Balance:	$14,206.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482719	$9,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482719. Member loan 482719 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:		Debt-to-income ratio:	4.18%
Length of employment:	< 1 year	Location:	Glendale, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > Several investors have asked about the source of my income and my need for the loan. I became disabled in 2008 and had to leave my position as a partner in a large service company. At the same time, I was eligible to retire early. My combined benefits slightly exceed $16,000/ month and will stay at or above that amount through July, 2013. I don't have an active credit line at this time and certainly don't want to borrow from my credit cards. Finally, I went through a divorce last year and have a temporary cash crunch.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,663.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482763	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482763. Member loan 482763 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	bernards	Debt-to-income ratio:	3.95%
Length of employment:	10+ years	Location:	naples, FL

Home town:
Current & past employers:	bernards
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	29
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482832	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482832. Member loan 482832 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	New England Financial	Debt-to-income ratio:	11.27%
Length of employment:	4 years	Location:	farmington, MN

Home town:
Current & past employers:	New England Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > The loan is for credit card consolidation. The Funds would lower our intrest rate and allow for the debt to be paid off in three years and then be gone for good. I have never missed payments and believe that if you borrow money you must pay it back. I have a good job and my wife does also. Its not a matter of making payment size its just make better sense to pay less intrest if possible.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	73
Revolving Credit Balance:	$35,713.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482876

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482876	$8,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482876. Member loan 482876 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	DAVID KLEINBERG DESIGN	Debt-to-income ratio:	4.46%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	DAVID KLEINBERG DESIGN
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	67	Months Since Last Delinquency:	14
Revolving Credit Balance:	$1,954.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482888	$22,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482888. Member loan 482888 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,917 / month
Current employer:	Giant Interactive	Debt-to-income ratio:	7.26%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Giant Interactive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > Hello. I have just saved up $30,000 to give my fiance her wedding. While doing that my credit cards have sat still, with all interest rates taken through the room with zero late payments and zero fees. I am paying for the entire wedding in cash but am eager to get on track to being debt free. I have a great job, well paid, and under contract for 2 more years. Thanks for your help.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,740.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482894	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482894. Member loan 482894 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Law Offices of Marshall Watson	Debt-to-income ratio:	10.90%
Length of employment:	1 year	Location:	FORT LAUDERDALE, FL

Home town:
Current & past employers:	Law Offices of Marshall Watson
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,156.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482902

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482902	$24,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482902. Member loan 482902 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	yonkers fire department	Debt-to-income ratio:	2.35%
Length of employment:	9 years	Location:	YONKERS, NY

Home town:
Current & past employers:	yonkers fire department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > willing to extend the loan over 60 months Borrower added on 02/05/10 > my job as a firefighter is extremely stable, been with the FD for 9 years, have at least 11 more years left. i take home a minimum 4k a month after taxes and thats without overtime plus i take home more money from my second job which is a retail business i own. Borrower added on 02/05/10 > every loan i have ever had i have paid off, i have had many loans from 5k-20k and i have always paid my loans off. Borrower added on 02/08/10 > 2008 gross income 98k 2009k gross income 120k Borrower added on 02/08/10 > 2008 gross income 97k 2009 gross income 120k 2010 projected gross income 130k

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	8
Revolving Credit Balance:	$366.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482912	$9,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482912. Member loan 482912 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	msc cruises usa	Debt-to-income ratio:	11.03%
Length of employment:	2 years	Location:	lauderhill, FL

Home town:
Current & past employers:	msc cruises usa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > All she ever wanted was a nice engangement ring. We have been together for 4 years and we're ready to take the next step. However, she doesnt want the big elaborate wedding, instead her wish is just for a nice ring. I would love to grant her that wish, shes a great girl and she deserves it. I'm on lending club to make her dream come true sooner than later. I'm consider myself a good borrower because my debt is low, I'm a freelance web designer as well as full time senior web designer for a major company which allows me to earn far more than my stable and generous salary. I pay my debts. I bought a home last year and I am expecting my tax credit which would have been used for this ring but unfortunately its takes 2 months to get it back. My expenses are about $2,060 per month and my income is over 5,500 not including additional freelance income which averages an additional 1,000 per month. I'm happy to answer any questions you may have, and I would like to thank you in advance for considering the funding of my loan.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	25	Months Since Last Delinquency:	13
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	33.42%	Months Since Last Record:	18
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482918	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482918. Member loan 482918 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	E1 Entertainment	Debt-to-income ratio:	20.51%
Length of employment:	5 years	Location:	PORT WASHINGTON, NY

Home town:
Current & past employers:	E1 Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,567.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482938	$23,800	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482938. Member loan 482938 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Deutsche Bank	Debt-to-income ratio:	5.41%
Length of employment:	7 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Deutsche Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > I plan to use these funds to consolidate some minor debt. I have been a very stable credit worthy borrower who has never missed one payment throughout my credit history. I own my own home in Brooklyn, NY with my wife and three small children and am entrenched within my conmmunity. I haved worked in the financial industry in downtown Manhattan with the same company for the last seven years.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,678.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482978	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482978. Member loan 482978 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,292 / month
Current employer:	Emory University	Debt-to-income ratio:	9.68%
Length of employment:	10+ years	Location:	DECATUR, GA

Home town:
Current & past employers:	Emory University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,466.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482996	$16,750	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482996. Member loan 482996 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,050 / month
Current employer:	TATA Consultancy Services	Debt-to-income ratio:	10.20%
Length of employment:	3 years	Location:	scottsdale, AZ

Home town:
Current & past employers:	TATA Consultancy Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,627.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 483020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483020	$18,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483020. Member loan 483020 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,831 / month
Current employer:	Lucile Packard Children's Hospital at Stanford	Debt-to-income ratio:	22.82%
Length of employment:	4 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	Lucile Packard Children's Hospital at Stanford
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > This loan will serve to help me consolidate debt that I incurred during graduate school and at the beginning of my career. Please feel free to email me with any questions. Thank you so much for providing me with the opportunity to become debt free! Borrower added on 02/11/10 > I have completed my taxes for 2009 and will be receiving a $2,600 return. If this loan is granted in full, I will be able to put it towards the principle. If not, it will be directed toward the balance of the highest interest credit card, Citibank. Please help me to reach my financial goal of having all of my credit card debt consolidated into one payment and be debt free in 3 years (with the exception of school loans which have a fixed interest rate of 2.5%). Thank you!

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	17
Revolving Credit Balance:	$18,940.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483029	$19,200	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483029. Member loan 483029 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	City Colleges of Chicago	Debt-to-income ratio:	10.61%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	City Colleges of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Correction on the previous statement I left. On line 2 (American Express card 22.9% 6063.00 balance 185.00 minimum payment) is actually a Capitalone Visa card. My American Express Green Card caries no balance, I pay it in full each month. Thank you.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,385.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483056

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483056	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483056. Member loan 483056 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Athens-Clarke County	Debt-to-income ratio:	13.96%
Length of employment:	10+ years	Location:	WATKINSVILLE, GA

Home town:
Current & past employers:	Athens-Clarke County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Until last week, I had a credit rating of over 700 and my payments were always on time and more than the minimum payment. The financial institution that issued my credit cards, lowered my limit to within a few hundred dollars of my balance, thus adversely affecting my credit rating. I would like to get all of my payments combined into one and get rid of most of my cards. Thank you for your consideration. Borrower added on 02/12/10 > I would also like to add my job is very stable and secure. I have been a firefighter for over 30 years and currently hold the rank of Chief.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	14
Revolving Credit Balance:	$26,018.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483058	$7,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483058. Member loan 483058 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Law Offices of Sandy Lipkin	Debt-to-income ratio:	17.60%
Length of employment:	3 years	Location:	VENTURA, CA

Home town:
Current & past employers:	Law Offices of Sandy Lipkin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	46
Revolving Credit Balance:	$16,517.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483079	$10,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483079. Member loan 483079 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,998 / month
Current employer:	Chefjohns Fish & Chips	Debt-to-income ratio:	1.80%
Length of employment:	2 years	Location:	Concord, CA

Home town:
Current & past employers:	Chefjohns Fish & Chips
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > Hello. My son is learning Graphic Design and I need this fund to buy him the System to learn more and better. Thank you.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,109.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 483084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483084	$8,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483084. Member loan 483084 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:		Debt-to-income ratio:	10.83%
Length of employment:	< 1 year	Location:	Mililani, HI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I have a business at Waikele Premium Outlet. I make and sell Native American jewelry and crafts which is a great market with the visiting asians. I have no competition at Waikele for Native American items which makes my store desireable. Borrower added on 02/11/10 > Thank you so very much! May you all prosper for helping me out.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	24
Revolving Credit Balance:	$5,485.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483096	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483096. Member loan 483096 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	ellen elder care	Debt-to-income ratio:	16.15%
Length of employment:	6 years	Location:	sacramento, CA

Home town:
Current & past employers:	ellen elder care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > yes this to consolidate my finances. Borrower added on 02/05/10 > personal loan Borrower added on 02/05/10 > on over half of credit cards i usually pay more than the minimum i always pay on time Borrower added on 02/05/10 > my job is very stable. i will never lose my job. Borrower added on 02/06/10 > I rent from family so my rent is only $200 a month bascially it covers property tax.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,940.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 483102

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483102	$4,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483102. Member loan 483102 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Allens CTI LLC	Debt-to-income ratio:	11.68%
Length of employment:	2 years	Location:	Redding, CA

Home town:
Current & past employers:	Allens CTI LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Need some additional inventory to get us through the first two months of this new contract. Borrower added on 02/12/10 > New contract will bring in an additional $40,000 per month. We have an existing relationship with this contracted client for the last two years and are now adding to it.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	21
Revolving Credit Balance:	$303.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483108	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483108. Member loan 483108 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:		Debt-to-income ratio:	9.78%
Length of employment:	2 years	Location:	delray beach, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > I have 3 credit cards totaling a little over $11k and they are all charging over 25% APR right now. I'm starting a 2nd job next week (not accounted for in my $34k yearly income declaration) and focused on paying this off as soon as i can.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	63
Revolving Credit Balance:	$9,261.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483129	$16,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483129. Member loan 483129 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:		Debt-to-income ratio:	21.07%
Length of employment:	5 years	Location:	Halethorpe, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > My husband and I want to pay off our credit cards. We will never use credit cards again. Thank you for your help!

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,495.00	Public Records On File:	1
Revolving Line Utilization:	76.10%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483195	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483195. Member loan 483195 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Jack Flats	Debt-to-income ratio:	7.00%
Length of employment:	2 years	Location:	KEY WEST, FL

Home town:
Current & past employers:	Jack Flats
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	13
Revolving Credit Balance:	$5,024.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483207

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483207	$22,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483207. Member loan 483207 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,375 / month
Current employer:	FDR Management LLC	Debt-to-income ratio:	9.62%
Length of employment:	2 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	FDR Management LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > I am requesting this loan to pay off high interest credit card balances: Macy's Visa $9,600 @ 26.99% Chase Visa $7,300 @ 29.99% Wells Fargo Visa $5,500 @ 25.24% Borrower added on 02/06/10 > To FairLenderUSA, I didn't fully answer your questions, "Is the rest of the debt new and now showing up on your report?" No, Macy's Visa is not new debt. That account was opened in 2003. I really don't know why the credit report isn't showing that balance. Borrower added on 02/07/10 > To Member_569427, I misspoke about the LC loan paying all of my CC debt. I forgot to account for the $1012.50 LC fees that's taken off the top. There will be about a $1000 cc debt left-over, if the $22500 LC loan is funded.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,749.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483244	$9,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483244. Member loan 483244 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,958 / month
Current employer:	Celtic Marketing	Debt-to-income ratio:	23.28%
Length of employment:	1 year	Location:	Glenview, IL

Home town:
Current & past employers:	Celtic Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/10 > Kitchen updates including new cabinets, countertops, and flooring. Also new appliances in kitchen

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	35
Revolving Credit Balance:	$20,950.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483261	$8,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483261. Member loan 483261 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Academy of Holy Angels	Debt-to-income ratio:	16.82%
Length of employment:	3 years	Location:	SAINT PAUL, MN

Home town:
Current & past employers:	Academy of Holy Angels
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > Looking to get loan to pay off credit card balances faster and at a lower rate. I've never been late / skipped payment on anything ever.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,191.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483303	$5,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483303. Member loan 483303 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Bay 6 Productions	Debt-to-income ratio:	22.86%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Bay 6 Productions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I Intend to pay my loan that has high rate interest. Pay off my credit card. Pay School to receive my degree.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,305.00	Public Records On File:	1
Revolving Line Utilization:	92.20%	Months Since Last Record:	81
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483312	$3,200	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483312. Member loan 483312 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,960 / month
Current employer:	Reno Hardware & Supply, Inc.	Debt-to-income ratio:	2.32%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Reno Hardware & Supply, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I'm a good borrower because I have worked at my job for over 5 years and I'm currently working on moving up as a Manager for the company that I work for. My account always has funds and there will be no problem with the monthly deduction.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	28
Revolving Credit Balance:	$2,340.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483317	$5,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483317. Member loan 483317 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	11.90%
Length of employment:	< 1 year	Location:	FREDONIA, KY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/10 > I am ready to get out of credit card debt FOREVER!, I am retired but I can make the payment with no problem as I am paying a higher payment now.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1979	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,487.00	Public Records On File:	1
Revolving Line Utilization:	81.10%	Months Since Last Record:	36
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483320	$5,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483320. Member loan 483320 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	kaiser permanente	Debt-to-income ratio:	6.51%
Length of employment:	9 years	Location:	lomita, CA

Home town:
Current & past employers:	kaiser permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/10 > pay my debt

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,971.00	Public Records On File:	1
Revolving Line Utilization:	67.90%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483328	$9,800	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483328. Member loan 483328 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Glamour Shots	Debt-to-income ratio:	4.93%
Length of employment:	7 years	Location:	Jackson, NJ

Home town:
Current & past employers:	Glamour Shots
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	32
Revolving Credit Balance:	$3,221.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483352

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483352	$11,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483352. Member loan 483352 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,725 / month
Current employer:	Dept of Defense	Debt-to-income ratio:	10.48%
Length of employment:	10+ years	Location:	MAPLESVILLE, AL

Home town:
Current & past employers:	Dept of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483363	$2,850	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483363. Member loan 483363 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Russ Cochran Publishing	Debt-to-income ratio:	6.65%
Length of employment:	3 years	Location:	West Plains, MO

Home town:
Current & past employers:	Russ Cochran Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	18
Revolving Credit Balance:	$8,217.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483399	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483399. Member loan 483399 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Crestron Electronics	Debt-to-income ratio:	17.00%
Length of employment:	3 years	Location:	DUMONT, NJ

Home town:
Current & past employers:	Crestron Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > Hey Everyone.. I'm looking to pay back the debt that I owe for I will no longer be using credit cards. I just want a chance to be able to start saving. I would have had a savings, but when I was 16 my dad suffered from a heart attack and was the only one providing for my family at the time, I went to work and came home gave my paychecks to my mom to put food on the table. I've sacrificed a lot for my family by putting myself last and have done so even today, but I wouldn't trade what I've done for the world. I would just like the chance to have my own future by paying what I owe off. I would have done it own my own, but these interest rates on the credit cards are a bit ridiculous when I always put more to my cards and pay on time. It's frustrating not to see what your working hard for only go to interest. I know one payment for the next three years would be so much easier for me. For those of you who invest in me, I want to say thank you and I promise to pay each and every one of you back in full and I want to thank you for giving me the chance to get my life back together. Thank you once again. Borrower added on 02/12/10 > Thank you for all of you who invested in me so far and to the others who will do so. I already feel relief knowing that I'm going to be out of debt soon and on my way to having a bright future. I also have put away my credit cards where I won't be using them and it feels great not to. I can't wait to start saving. I can't thank everyone enough and please know that I won't forget the opportunity each one of you gave me. I hope one day to give the same opportunity to someone who like me needed it. I know all my hard work and dedication will pay off one day. Thank you again.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,134.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 483420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483420	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483420. Member loan 483420 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	CIA	Debt-to-income ratio:	23.81%
Length of employment:	10+ years	Location:	Springfield, VA

Home town:
Current & past employers:	CIA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I plan to use these funds to rehab a property that my wife and I have purchased in the Washington DC metro area of Maryland. It is a single family home in a good neighborhood, with government employers nearby. Both of us have stable jobs, mine in the federal govt, and my wife as a Physical Therapist, so we will not have any trouble making the payments on this loan. We obtained the property at a significant discount and plan to sell it for a profit once it is finished. The appraisals and comps on this property support the numbers for our business plan.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,048.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 483456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483456	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483456. Member loan 483456 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,093 / month
Current employer:	Cacique Cheese Inc.	Debt-to-income ratio:	13.96%
Length of employment:	10+ years	Location:	Ontario, CA

Home town:
Current & past employers:	Cacique Cheese Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,770.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 483469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483469	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483469. Member loan 483469 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Brorson & Associates, P.C.	Debt-to-income ratio:	3.46%
Length of employment:	< 1 year	Location:	Garland, TX

Home town:
Current & past employers:	Brorson & Associates, P.C.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/10 > I am currently working as a CPA for a firm in Dallas, but I would like to begin doing some work for myself. I would like to do more than just inividual returns, but to do this I need to license various programs. Some of the licensing fees are costly. However, I believe that the money generated from doing returns will be able to offset the cost of the fees for the programs, plus provide me with some additional income. Credit cards are not a good way to purchase these licenses, so I need some lower cost financing to help with the initial costs. Thanks

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,771.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483485	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483485. Member loan 483485 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,000 / month
Current employer:	Bank Of America	Debt-to-income ratio:	14.23%
Length of employment:	2 years	Location:	TEWKSBURY, MA

Home town:
Current & past employers:	Bank Of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I would like to add that I applied for this in my name only, my wife also is employed and makes an additional 70K per year in income. Borrower added on 02/12/10 > Please note that I have been in my business for 22 years, application states that I have been doing this for 2 years but that is with my current employer, but 22 years doing the same position. Income has been the same over the past 10 years and very consisitent.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,308.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 483508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483508	$12,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483508. Member loan 483508 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	M S Title	Debt-to-income ratio:	9.26%
Length of employment:	5 years	Location:	Oak Park, MI

Home town:
Current & past employers:	M S Title
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,836.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483549	$6,600	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483549. Member loan 483549 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Massachusetts General Hospital	Debt-to-income ratio:	2.34%
Length of employment:	10+ years	Location:	BOSTON, MA

Home town:
Current & past employers:	Massachusetts General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/10 > I want to consolidate all current credit card payments into one easy to manage monthly payment. Borrower added on 02/08/10 > My credit worthiness is extremely important to me, and I would like to pay off my pending credit card balances - which I always pay on time - so that I can close out some accounts and improve my credit score.

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	32
Revolving Credit Balance:	$7,261.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 483568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483568	$5,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483568. Member loan 483568 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	East Coast Honda - VW	Debt-to-income ratio:	3.14%
Length of employment:	10+ years	Location:	MYRTLE BEACH, SC

Home town:
Current & past employers:	East Coast Honda - VW
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I have great credit and have several credit cards with zero balances but want the lowest interest rates possible. I have about $10,000.00 saved for an investment that is $15,000.00. I have been employed with the same employer since 1998.

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,204.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483572	$13,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483572. Member loan 483572 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Washinton Dental Clinics	Debt-to-income ratio:	5.49%
Length of employment:	4 years	Location:	Pico Rivera, CA

Home town:
Current & past employers:	Washinton Dental Clinics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	23
Revolving Credit Balance:	$5,588.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483590	$4,800	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483590. Member loan 483590 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Tallahassee Primary Care Associates	Debt-to-income ratio:	3.33%
Length of employment:	2 years	Location:	TALLAHASSEE, FL

Home town:
Current & past employers:	Tallahassee Primary Care Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,977.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483608	$15,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483608. Member loan 483608 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Department of Education	Debt-to-income ratio:	22.36%
Length of employment:	4 years	Location:	BRONX, NY

Home town:
Current & past employers:	Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/10 > I WILL PAY MY LOAN WITH THE ACCOUNT IN WHICH I RECEIVE MY DIRECT DEPOSIT FROM WORK. I HAVE A STABLE JOB.

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	59
Revolving Credit Balance:	$15,351.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483643	$20,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483643. Member loan 483643 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	United Capital	Debt-to-income ratio:	8.30%
Length of employment:	< 1 year	Location:	NEWHALL, CA

Home town:
Current & past employers:	United Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I am trying to consolidate all of my debt and reduce my APR. I have never been unemployed since I started my first real job out of college and I have excellent payment history (never late on any credit card payments). To help me reach my goal in the quickest manner, I have moved in with family members and have virtually no expenses (other than cell phone, car insurance, gas, and food). Borrower added on 02/12/10 > I'm not really sure how it works in terms of communicating with everyone, but I just wanted to say "Thanks" for everyone who has invested in this loan and to everyone who will. I really appreciate it and it is going to be such a big help for me in reaching my financial goals!!!

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,339.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483674

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483674	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483674. Member loan 483674 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Argsoft Consulting, LLC	Debt-to-income ratio:	1.53%
Length of employment:	2 years	Location:	Gainsville, VA

Home town:
Current & past employers:	Argsoft Consulting, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > This Loan is for home improvements to increase the value of my house. Part of the loan will also be used for medical expenses for my wife who has to have major dental work done due to excessive pain she is receiving.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	58
Revolving Credit Balance:	$3,818.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483682	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483682. Member loan 483682 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,217 / month
Current employer:	Hewlett Packard	Debt-to-income ratio:	15.68%
Length of employment:	1 year	Location:	Houston, TX

Home town:
Current & past employers:	Hewlett Packard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > Hello I am software developer and I need this loan is to consolidate some CC rates which are 21% APR and also to buy furniture (need a new bed and sofa). I did my calculations and this loan is perfect because it will allow me to save money on interest. I have some saving, but I think getting a loan will be better because It will allow me to have some cash reserves for emergencies. Borrower added on 02/08/10 > This is a picture of my expenses and how this loan fits on my budget: Rent $960 Car $389 Utilities $120 Food $300 Internet + TV $100 This Loan $407. Gas + Miscellaneous: $100 Total:$2376 Income (After taxes, 401k contribution and medical insurance): $3350 Total for savings at month: $974

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,792.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483697	$19,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483697. Member loan 483697 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	EAM Partners L.P.	Debt-to-income ratio:	11.68%
Length of employment:	3 years	Location:	GRAPEVINE, TX

Home town:
Current & past employers:	EAM Partners L.P.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I'm a Research Analyst for EAM Partners, LP, a successful investment firm and Hedge Fund Manager in the Dallas, Texas area. I've been with the company for over 3 years and since then the company has grown exponentially from 5 employees to over 20. Therefore, I feel very confident in my ability to continue to be employed for the foreseeable future. On top of my annual salary ($72k) I also get a bonus based on the performance of the company products for that year. In the last 3 years my bonus has average between 20 to 25% of my annual salary. My current budget after I pay for rent ($750), car ($480), and monthly basic expenses ($1,000) has a surplus of over $2,500 net. I???m looking to borrow $19k which I can easily pay on a monthly basis. This loan will be used to cover some elective surgery for my fianc??, and to pay for our wedding this coming spring. My credit score is as high as 730 with one scoring agency and I have never have never been late with my payments, and no collection accounts or negative public records are listed in my credit report. Please feel free to contact me may you have any additional questions.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,284.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483721	$20,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483721. Member loan 483721 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	4.03%
Length of employment:	5 years	Location:	Ham Lake, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > Loan null Borrower added on 02/08/10 > ck bussiness loan

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	41
Revolving Credit Balance:	$4,150.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483722	$3,600	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483722. Member loan 483722 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,741 / month
Current employer:		Debt-to-income ratio:	11.79%
Length of employment:	8 years	Location:	New Fairfield, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I am an experienced stone mason, and have been working for past 10 years mainly in Greenwich, Connecticut area. Currency I work for a construction company. I have been working with them for last 5 years. I have extensive experience with any type of stone masonry jobs and I all my work was always highly regarded by customers. Seeing how my superior skill and high quality of work has brought many clients to my company, made me realize that I needed to start my own business, and work directly with customer. I will need a small loan to acquire necessary machinery and tools.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	15
Revolving Credit Balance:	$1,773.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 483734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483734	$11,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483734. Member loan 483734 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	City of New York	Debt-to-income ratio:	1.73%
Length of employment:	2 years	Location:	ASTORIA, NY

Home town:
Current & past employers:	City of New York
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > used vehicle loan

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,723.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 483787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483787	$6,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483787. Member loan 483787 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Cedar Hammock Fire Rescue	Debt-to-income ratio:	2.82%
Length of employment:	6 years	Location:	Bradenton, FL

Home town:
Current & past employers:	Cedar Hammock Fire Rescue
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Using loan to consolidate high interest credit card debt and make home repairs

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$4,361.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 483797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483797	$15,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483797. Member loan 483797 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Riverside Community College District	Debt-to-income ratio:	14.96%
Length of employment:	10+ years	Location:	CULVER CITY, CA

Home town:
Current & past employers:	Riverside Community College District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Dear investors: I have received a couple of requests to have my income verified. I have called customer support twice, sent an email and received the email below. Thank you for investing in this loan. ___________________________________ Thank you for your email. Your loan has already been approved by our credit team. You are now waiting for the loan to be fully funded before being issued. Regards, Lending Club Member Support For immediate answers to our most frequently asked questions, please visit our FAQs page at https://www.lendingclub.com/info/faq.action. If you need assistance with your Lending Club account, please contact us at support@lendingclub.com. Our support offices are open Monday through Friday from 8 AM to 5 PM Pacific Time. Notes offered by prospectus filed with the SEC: https://www.lendingclub.com/info/prospectus.action. On 2010-02-11, 03:37, wrote: > I would like to have my income verified please for a loan that is currently > in the process of being funded. > > Thank you,

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,443.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483804	$6,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483804. Member loan 483804 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Restoration Management Company	Debt-to-income ratio:	7.73%
Length of employment:	2 years	Location:	UNION CITY, CA

Home town:
Current & past employers:	Restoration Management Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > Wedding loan to help pay for costs. Borrower added on 02/10/10 > I've been in my profession for 9 years. Funds will be used to pay wedding planner, remainder of fee to wedding site, and remaining costs of Honeymoon. I've already paid 7200$ of my own money and $3500 more. I'm looking to have this loan to cover the rest. Borrower added on 02/10/10 > I greatly appreciate every bit of help. I'm glad I found this website and look forward to working with everyone in the future. Preferably as an investor. Borrower added on 02/11/10 > I can't thank everybody enough who's invested so far. Thank you..

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	23
Revolving Credit Balance:	$0.00	Public Records On File:	2
Revolving Line Utilization:	0.00%	Months Since Last Record:	54
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483825	$10,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483825. Member loan 483825 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morean Arts Center	Debt-to-income ratio:	11.19%
Length of employment:	10+ years	Location:	St. Petersburg, FL

Home town:
Current & past employers:	Morean Arts Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,406.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483827	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483827. Member loan 483827 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	US Government EPA	Debt-to-income ratio:	20.88%
Length of employment:	10+ years	Location:	Forest Park, IL

Home town:
Current & past employers:	US Government EPA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I am being transferred by my employer to Washington DC and I am sellingmy house. I work for the Federal Government, for over 22 years andthey are taking care of my moving expenses. However, like most ofhomeowners I owe more than what my house is worth. I need the $25,000 to close the deal on my sale of my home I will be downsizing to anapartment in DC and will not have any problems paying back this loansince my rent will be about $2000 less than my current mortgage payment.I consider myself lucky that I have a steady income and would appreciateLending Club members help for my situation in getting my home salecompleted. Thanks

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,018.00	Public Records On File:	1
Revolving Line Utilization:	68.40%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483888	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483888. Member loan 483888 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Self	Debt-to-income ratio:	13.54%
Length of employment:	1 year	Location:	PALM HARBOR, FL

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I have an opportunity to fullfill a life long dream to open a cafe for a minimal investment...I appreciate all who help me to achieve my goal!

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,158.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483889	$17,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483889. Member loan 483889 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Deluxe Digital Studios	Debt-to-income ratio:	23.23%
Length of employment:	6 years	Location:	VALLEY VILLAGE, CA

Home town:
Current & past employers:	Deluxe Digital Studios
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > My Amex intrest rate just went up %10. Wanna get rid of credit cards and payoff all my debt.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,375.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483890	$5,700	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483890. Member loan 483890 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	University of San Francisco	Debt-to-income ratio:	5.72%
Length of employment:	< 1 year	Location:	Emeryville, CA

Home town:
Current & past employers:	University of San Francisco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I got into credit card debt when I was a student at UC Berkeley and ran out of funding for school. I have now had a dependable job for 4 years, with a substantial raise for the last year, allowing me to pay off most of my debt. I'm looking to consolidate the rest of my debt to lower the interest and payments.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	15	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,077.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 483918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483918	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483918. Member loan 483918 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$30,833 / month
Current employer:	CREDIT SUISSE GROUP	Debt-to-income ratio:	5.70%
Length of employment:	9 years	Location:	HOLMDEL, NJ

Home town:
Current & past employers:	CREDIT SUISSE GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$236,617.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 483946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483946	$5,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483946. Member loan 483946 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Self	Debt-to-income ratio:	20.04%
Length of employment:	2 years	Location:	WHITTIER, CA

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I plan to use this loan to pay off credit card debt as well as to help with the expenses of college. I am a great contender for this loan because I have solid income each month and my car loan payment will end this June affording me the ability to easily pay off this loan. I bring in approximately $2400 a month of which $992 goes directly to bills.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$438.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483962	$25,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483962. Member loan 483962 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:		Debt-to-income ratio:	13.96%
Length of employment:	< 1 year	Location:	Aubrey, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Marketing consulting and business development company with business picking up. We're planning for growth and need to consolidate borrowing. Focus is on small to medium sized businesses -- the fastest growing part of the economy. Our services are comprehensive. We use both online and offline programs to help clients grow and profit. Newest company growth is online publishing and business DIY marketing tools. Expect to double size of LLC in next 12 months.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,960.00	Public Records On File:	1
Revolving Line Utilization:	90.70%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483971	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483971. Member loan 483971 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	NRG Energy	Debt-to-income ratio:	13.98%
Length of employment:	1 year	Location:	Browns Mills, NJ

Home town:
Current & past employers:	NRG Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I requested a loan to consolidate my two credit cards. I always pay more than the minimum on my bills. If I could pay both cards off, I can put whatever I owe into a structured payment plan and aggressively pursue a debt free life. Borrower added on 02/09/10 > I am a union worker at a power plant in NYC. Borrower added on 02/09/10 > I want to thank everyone who has funded my loan so far. Thank you! Borrower added on 02/10/10 > I worked for General Electric as a Systems and Instrumentation Engineer from '05 - '09 right out of college. I grossed $67K last year. I left GE to work NRG Energy. They were a customer of mine while working for GE and a very stable and secure career move. My salary has increased after switching jobs. I have a mortgage of $1000/month but the property is being rented for $800. I live at home with my parents so I can save up for a house to live in. I have a car payment of almost $600 a month. Insurance costs $189 a month. I pay $130 for a family cell phone plan for me and my parents. Borrower added on 02/11/10 > Thanks to everyone that are investing in my loan. Your help is much appreciated. For potential investors, - my credit score is 700+ - I was delinquent on my mortgage 24 months ago. It was because my bank M&T Bank sold my loan to Chase. I had the M&T loan automatically deducted from my account every month. After it changed over the Chase, I unknowingly paid M&T for four months and missed four payments with Chase. The paperwork was resolved, the money was returned from M&T and directly paid the past four months with all surcharges removed. I am disappointed that it shows up on my credit score as a delinquency.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	24
Revolving Credit Balance:	$6,639.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 483973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483973	$25,000	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483973. Member loan 483973 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,583 / month
Current employer:	diamondback Capital	Debt-to-income ratio:	7.28%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	diamondback Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I tapped into my profit sharing and have taxes I am unable to pay

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	52	Months Since Last Delinquency:	21
Revolving Credit Balance:	$28,897.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483989	$4,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483989. Member loan 483989 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	kirkwood manor	Debt-to-income ratio:	9.36%
Length of employment:	< 1 year	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	kirkwood manor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > This will give us a consolidated loan to pay and get rid of our credit cards to get our financial life on track for the future.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	73
Revolving Credit Balance:	$4,498.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484007	$5,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484007. Member loan 484007 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,617 / month
Current employer:	LEON MEDICAL CENTERS	Debt-to-income ratio:	11.58%
Length of employment:	< 1 year	Location:	MIAMI, FL

Home town:
Current & past employers:	LEON MEDICAL CENTERS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > This loan is to consolidate two credit card debts.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,493.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484016	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484016. Member loan 484016 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Follett	Debt-to-income ratio:	7.92%
Length of employment:	4 years	Location:	Astoria, NY

Home town:
Current & past employers:	Follett
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I am applying for this loan to in order to reduce high interest rates. Borrower added on 02/08/10 > This loan is to have one monthly payment with realistic intrest rates

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,647.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484041	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484041. Member loan 484041 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	21st Century Home Health Agency	Debt-to-income ratio:	22.83%
Length of employment:	7 years	Location:	Oklahoma City, OK

Home town:
Current & past employers:	21st Century Home Health Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I am very diligent about paying off my debt, but these high interest rates are terrible. Most of my debt was incurred 5-6 years ago to add on to home and the interest rates at the time were 5 and 6%. Now they are 28 and 29%. I pay more than minimum on all debt and have all payments auto withdrawl so no chance of a late payment. I am on a mission to get out of debt. I am half way there, but really could use the help to finish. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,752.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484054

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484054	$8,500	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484054. Member loan 484054 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Hotelicopter.com	Debt-to-income ratio:	20.05%
Length of employment:	1 year	Location:	Charlottesville, VA

Home town:
Current & past employers:	Hotelicopter.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I have a Chase credit card balance at a 15% APR that I would like to refinance and pay off. Help me stop feeding money to the beast!

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,384.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484062	$12,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484062. Member loan 484062 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	hewlett packard	Debt-to-income ratio:	17.56%
Length of employment:	7 years	Location:	honolulu, HI

Home town:
Current & past employers:	hewlett packard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Trying to finish my MBA degree and I only have 1 semester left to go. I have held a management level position with Hewlett Packard for over 7 years with no worries of pay cuts or job loss.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,233.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484070	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484070. Member loan 484070 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	TM Advertising	Debt-to-income ratio:	14.95%
Length of employment:	< 1 year	Location:	Irving, TX

Home town:
Current & past employers:	TM Advertising
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I'm using this loan to consolidate my higher interest credit card debt and simplify my payments. I have no late payments on credit cards, car loan, or mortgage. In a worst case scenario, I have $45k in retirement accounts (401k and Roth IRA).

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,403.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484081	$13,800	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484081. Member loan 484081 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,856 / month
Current employer:	Cochella Valley Water District	Debt-to-income ratio:	15.16%
Length of employment:	5 years	Location:	Indio, CA

Home town:
Current & past employers:	Cochella Valley Water District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Tired of credit card debt, I just want to consolidate bills and pay them off quickly.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,466.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 484086

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484086	$7,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484086. Member loan 484086 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,325 / month
Current employer:	Computer Aid Inc.	Debt-to-income ratio:	13.11%
Length of employment:	3 years	Location:	QUAKERTOWN, PA

Home town:
Current & past employers:	Computer Aid Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	66
Revolving Credit Balance:	$8,076.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484100	$7,200	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484100. Member loan 484100 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,427 / month
Current employer:	All Glass & Plastics, Inc	Debt-to-income ratio:	9.68%
Length of employment:	6 years	Location:	Lancaster, CA

Home town:
Current & past employers:	All Glass & Plastics, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I dream of being debt free so I can help others do the same. My biggest goal is to create a foundation to help others in need. I believe that means I have to start with me, get strong, then hold out my hand to help the next person up.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,659.00	Public Records On File:	1
Revolving Line Utilization:	80.20%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484114	$8,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484114. Member loan 484114 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Froedtert Hospital	Debt-to-income ratio:	12.44%
Length of employment:	5 years	Location:	West Bend, WI

Home town:
Current & past employers:	Froedtert Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I am a worthy candidate for this loan as I am extremely conscientious about my credit score, have a stable income, job security, and want to be debt FREE. My ultimate goal is to be credit card free, or at least have only one with no balance. The purpose of this loan is to payoff and eliminate two credit cards. They've already been cut up and the accounts closed. Now I just need to pay them off. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	40
Revolving Credit Balance:	$11,706.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484130	$2,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484130. Member loan 484130 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Philadelphia Eye Associates	Debt-to-income ratio:	24.52%
Length of employment:	2 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Philadelphia Eye Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,695.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484146	$18,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484146. Member loan 484146 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	New York City Transit	Debt-to-income ratio:	15.75%
Length of employment:	3 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	New York City Transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I unfortunately used my credit cards to fund a huge part of my graduate education. Now that I am steadily moving up in my career I would like my financial future become as secure. Having one monthly payment at a fixed interest rate will help me take a huge step towards that goal.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,322.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484171	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484171. Member loan 484171 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:		Debt-to-income ratio:	1.30%
Length of employment:	< 1 year	Location:	Waltham, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > This loan will be used to assist a very good friend who has helped me immensely to live The Good Life as a person. To understand my gesture in 2010 you need to know a little background about our connection. Several years ago I was in dire straights living in New Mexico, suffering my own financial problems. I have recovered from a dismal physical, mental, and financial situation thanks to my friend assisting me in moving to the East Coast in 2004. I now live within ten miles of my family, and I enjoy being an uncle and brother. I am truly happy because my friend assisted in packing up a home, transporting me across country, dealing with the challenges that travel has for me as a quadriplegic, and setting up my new home on the East Coast. I have a heart, though many don't get to know this trait because of my wheelchair. If I won lottery today, then I would use the money to help others have a second chance to live a joyful life. In this case of my friend, this means assisting him live a better financial life (the repayment of my assistance will be coordinated with www.virginmoneyus.com) and in time have the joy and happiness that I enjoy. I am a good candidate for this loan because I have a steady income, I have no debt, and I have good credit. In March, 1989, I was retired from the US Navy with 100% disability after I became a quadriplegic, meaning that I have income from the Veterans Administration for life. Borrower added on 02/09/10 > This loan will be used to assist a very good friend who has helped me immensely to live The Good Life as a person. To understand my gesture in 2010 you need to know a little background about our connection. Several years ago I was in dire straights living in New Mexico, suffering my own financial problems. I have recovered from a dismal physical, mental, and financial situation thanks to my friend assisting me in moving to the East Coast in 2004. I now live within ten miles of my family, and I enjoy being an uncle and brother. I am truly happy because my friend assisted in packing up a home, transporting me across country, dealing with the challenges that travel has for me as a quadriplegic, and setting up my new home on the East Coast. I have a heart, though many don't get to know this trait because of my wheelchair. If I won lottery today, then I would use the money to help others have a second chance to live a joyful life. In this case of my friend, this means assisting him live a better financial life (the repayment of my assistance will be coordinated with www.virginmoneyus.com) and in time have the joy and happiness that I enjoy. I am a good candidate for this loan because I have a steady income, I have no debt, and I have good credit. In March, 1989, I was retired from the US Navy with 100% disability after I became a quadriplegic, meaning that I have income from the Veterans Administration for life.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	67
Revolving Credit Balance:	$2,057.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484174

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484174	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484174. Member loan 484174 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	Haskell Construction	Debt-to-income ratio:	19.48%
Length of employment:	3 years	Location:	LaSalle, IL

Home town:
Current & past employers:	Haskell Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > This loan will consolidate all of my bills into one easy low monthly payment.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	38	Months Since Last Delinquency:	12
Revolving Credit Balance:	$9,743.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 484212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484212	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484212. Member loan 484212 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	9.09%
Length of employment:	< 1 year	Location:	Staten Island, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > This is for a custom bilt Harley Davidson Trike.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,205.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484222	$8,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484222. Member loan 484222 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:		Debt-to-income ratio:	7.36%
Length of employment:	< 1 year	Location:	Berry Creek, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > My wife an I are senior citizens doing foster care. We need to install heating/airconditioning and have $7,000 set aside but need another $8,000 to fund project. Hope you can help. Thanks.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,973.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484226	$16,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484226. Member loan 484226 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,133 / month
Current employer:	Regency Financial Svcs/Bound Brook Mgmt	Debt-to-income ratio:	10.43%
Length of employment:	7 years	Location:	Springfield Gardens , NY

Home town:
Current & past employers:	Regency Financial Svcs/Bound Brook Mgmt
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,925.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484239	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484239. Member loan 484239 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,067 / month
Current employer:	Kings Park Central School District	Debt-to-income ratio:	17.61%
Length of employment:	3 years	Location:	Islip Terrace, NY

Home town:
Current & past employers:	Kings Park Central School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,261.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484242

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484242	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484242. Member loan 484242 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:		Debt-to-income ratio:	19.29%
Length of employment:	10+ years	Location:	Owings Mills, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Using loan to retire other debts which have a higher interest rate. Borrower added on 02/09/10 > debt will be used to retire other debt that has a higher rate of interest. I've been a practicing attorney for the past 36 years and in the past several years I have been representing a number of clients who have been victims of real estate fraud.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1969	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	49
Revolving Credit Balance:	$24,341.00	Public Records On File:	1
Revolving Line Utilization:	87.20%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484244	$2,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484244. Member loan 484244 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Neils Lunceford	Debt-to-income ratio:	20.38%
Length of employment:	2 years	Location:	New Castle , CO

Home town:
Current & past employers:	Neils Lunceford
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > We will use the funds to help get us through the next two to three months, at which point, i will be working full time (landscape industry). I am a manager for my region and the projects are starting to come in for this summer construction season. My wife will be going back to teaching next year, took the year off to raise our new child. We always pay on time and ussually via auto withdrawl.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,150.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484247	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484247. Member loan 484247 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:		Debt-to-income ratio:	2.63%
Length of employment:	4 years	Location:	SKOKIE, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,887.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484249

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484249	$16,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484249. Member loan 484249 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Ohio state highway Patrol	Debt-to-income ratio:	23.51%
Length of employment:	10+ years	Location:	Massillon, OH

Home town:
Current & past employers:	Ohio state highway Patrol
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I am married with 2 dependants, me and my wife's combined income is over 110K, I am a state employee (Trooper) and she is a registered nurse (RN). I had to have colerectal sugery which forced us to use many of our credit cards since my job only pays 67% disability we used cards to keep our bills paid on time. I have since returned to work but would like to consolidate all cardit cards into one payment which is easier to manage along with consolidating 8 different rates into one. Thanks for taking the time to review my application. Please call if you have furtherquestions my 2009 tax return is available for review.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	40
Revolving Credit Balance:	$12,721.00	Public Records On File:	1
Revolving Line Utilization:	45.40%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 484298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484298	$5,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484298. Member loan 484298 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,108 / month
Current employer:	Kenmore-Tonawanda Union Free School Dist	Debt-to-income ratio:	16.89%
Length of employment:	10+ years	Location:	KENMORE, NY

Home town:
Current & past employers:	Kenmore-Tonawanda Union Free School Dist
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I applied for a loan with Lending Club because I thought it would be easier and faster than dealing with my local bank. I am starting my 24th year of employment today (2-10) with the School Dist. in my city.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	73
Revolving Credit Balance:	$11,665.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484300	$2,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484300. Member loan 484300 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,058 / month
Current employer:	Pasco Middle School	Debt-to-income ratio:	21.02%
Length of employment:	7 years	Location:	Dade City, FL

Home town:
Current & past employers:	Pasco Middle School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	60
Revolving Credit Balance:	$9,184.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484311	$7,500	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484311. Member loan 484311 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Conroe ISD The Woodlands HS	Debt-to-income ratio:	21.35%
Length of employment:	3 years	Location:	Spring, TX

Home town:
Current & past employers:	Conroe ISD The Woodlands HS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I am a teacher with great job security seeking to lower interest rates and consolidate debt. 100% of this loan will be used for the purpose of consolidation.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,659.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484318	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484318. Member loan 484318 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Transocean	Debt-to-income ratio:	6.43%
Length of employment:	1 year	Location:	Homosassa, FL

Home town:
Current & past employers:	Transocean
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,742.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484321	$5,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484321. Member loan 484321 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,370 / month
Current employer:	premiere wall constuctors i	Debt-to-income ratio:	22.91%
Length of employment:	< 1 year	Location:	west covina, CA

Home town:
Current & past employers:	premiere wall constuctors i
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Low risk loan to consolidate high interest credit cards. Have good fico and no late payments on any accounts in the last 7 years Borrower added on 02/12/10 > Previous employment was with the same company for over 6 years. Borrower added on 02/12/10 > Premiere Wall Constructors Inc is a Construction Contractor. I am a Union Lather (think carpenter but specialty)

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,778.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484339

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484339	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484339. Member loan 484339 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	SHEEHY FORD	Debt-to-income ratio:	8.97%
Length of employment:	10+ years	Location:	RICHMOND, VA

Home town:
Current & past employers:	SHEEHY FORD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > thank you

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,150.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484356	$4,200	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484356. Member loan 484356 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,600 / month
Current employer:	Marketstar Inc.	Debt-to-income ratio:	16.19%
Length of employment:	< 1 year	Location:	Spotsylvania, VA

Home town:
Current & past employers:	Marketstar Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I really need your help! I'm looking to further my education and cant exactly pay for my classes on my own, I would greatly appreciate if you can help me reach attain my goals. Thank you!

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,445.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484360	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484360. Member loan 484360 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:		Debt-to-income ratio:	22.12%
Length of employment:	1 year	Location:	CRESSKILL, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Hi, We are looking to expand our current electronics business into retail which requires capital. Currently the business consists of just wholesale and import/export, while the margins are not that thick, it's a volume business. The online retail ventures are being worked on currently but requires more capital for completion. With a retail operation we will be able to earn higher margins on the same models that we currently wholesale. Thank you.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$517.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484364	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484364. Member loan 484364 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Ecuamerica International Inc	Debt-to-income ratio:	11.93%
Length of employment:	2 years	Location:	Tampa, FL

Home town:
Current & past employers:	Ecuamerica International Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,405.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484398	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484398. Member loan 484398 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$35,417 / month
Current employer:	tjx	Debt-to-income ratio:	4.14%
Length of employment:	10+ years	Location:	playa vista, CA

Home town:
Current & past employers:	tjx
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > This loan will be repayed on April 15th 2010

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,117.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 484400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484400	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484400. Member loan 484400 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	PatioShoppers, Inc.	Debt-to-income ratio:	20.23%
Length of employment:	5 years	Location:	canyon lake, CA

Home town:
Current & past employers:	PatioShoppers, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Prospective Lender, I started my ecommerce business in March of 2005, and have experienced strong growth every year since inception. Annual Sales: 2005-$856,000, 2006-$1,547,000, 2007-$2,380,337, 2008- $3,687,938, 2009-$4,333,410, Total 5 Year Sales $12,804,685. Our Company, gaining strong brand awareness in our seasonal niche markets, has built a great reputation in our industry as a dominant player. In 2009, we identified three top areas of improvement needed for growth and profitability in 2010, which was to grow in counter seasonal niche markets. A portion of the funds requested will be used to purchase a small amount of identified product and build necessary additions to our ecommerce store. I am personally known as a expert in the field of Internet Marketing / Ecommerce Management and was fortunate enough to selected as one of the Top five Emerging Entrepreneurs of the Year by Entrepreneur Magazine. I also frequently spend time mentoring new business owners and giving motivational advice to other aspiring entrepreneurs at industry events nationwide. During the middle of 2009, we budgeted a set amount for new growth into these new specialty markets. At that time we had approx $130k in available LOC through one of the largest Banks in America. Over the last three years we used portions of that credit and paid back all of the funds in a timely manner (4-6 months on average) in an attempt establish a strong credit rating. We've never been delinquent, always paying responsibly. Late in 2009 I received unanticipated notification that our credit was reduced from $130k to $3k. Speaking with a manager, we were told the same action had occurred with all of their clients due to the economy. The managing loan officer re-examined our account and, due to our strong history, agreed to reinstate it to approximately $40k. After examining my options, I have decided to give Lending Club a try to diversify my credit portfolio. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	35
Revolving Credit Balance:	$75,038.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484481	$14,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484481. Member loan 484481 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Air America Flight Center	Debt-to-income ratio:	1.02%
Length of employment:	2 years	Location:	Lansing, MI

Home town:
Current & past employers:	Air America Flight Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I am a 24 year old from Lansing, Michigan that needs $25,000 to add to my savings of over $30,000 for the hopeful purchase of a new home. I have good credit, never missed a payment, pay off my balances in full, and am in need of money to put with my savings to buy this house with cash. I make $40,000 per year as an aerial survey pilot, and save up a considerable amount per year because I live at home for free and have no student loan debt because I worked through through college/flight school and recieved many academic scholarships. The money I am requesting is for a $63,000 house in Lansing, MI. Banks are denying me mortgage applications because I have not been in my line of work for more than two years, even though my credit score is 775 and have no debt. I personally don't believe a small house in Lansing is a bad investment, nor beyond my means, nor is it an extreme purchase, which is why I would rather give interest to the private investors on this site who might put a little faith in me. It is a good time to buy this first house, and I would qualify for the first-time home buyers tax credit as well. I am willing to provide tax info, bank statements, pay stubs, college transcripts, or any other documentation to prove my qualifications. Borrower added on 02/10/10 > My expenses are as follows: $50/month (every month) cell phone and $1,250-$1,700/month for hotel & food expenses (7 months per year).

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,979.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484483	$18,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484483. Member loan 484483 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Paychex, Inc	Debt-to-income ratio:	6.85%
Length of employment:	10+ years	Location:	Bushkill, PA

Home town:
Current & past employers:	Paychex, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,793.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484540	$14,400	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484540. Member loan 484540 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	MOG, Inc	Debt-to-income ratio:	5.54%
Length of employment:	2 years	Location:	Beaverton, OR

Home town:
Current & past employers:	MOG, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Recently married and want to pay off our debt with a lower interest loan. Dual income will be utilized to pay off our loan.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,387.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484544	$4,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484544. Member loan 484544 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,126 / month
Current employer:	Klein Independent School District	Debt-to-income ratio:	11.96%
Length of employment:	5 years	Location:	SPRING, TX

Home town:
Current & past employers:	Klein Independent School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484564	$8,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484564. Member loan 484564 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	University of Chicago	Debt-to-income ratio:	8.40%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	University of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Thanks for reading this. In my youth I screwed up my finances. This is the last part of the plan and I will be debt free completely

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$9,168.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484572	$2,500	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484572. Member loan 484572 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	austins hair salon	Debt-to-income ratio:	14.20%
Length of employment:	6 years	Location:	clermont, FL

Home town:
Current & past employers:	austins hair salon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	61
Revolving Credit Balance:	$1,530.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 484573

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484573	$16,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484573. Member loan 484573 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$50,000 / month
Current employer:		Debt-to-income ratio:	4.61%
Length of employment:	10+ years	Location:	Valley Mills, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Business Loan: To purchase additional inventory for resale in store and at weekly gun shows. We also sell on the internet. We own a gun shop, gun range and training facilities to educate law enforcement, military and civilians self defense and gun control. We have many organizations who use our facilities. Law Enforcement agencies, children gun clubs, a christian men's group and a major univesity marksmanship club. We are open to the public and also have private memerships.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,997.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484582

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484582	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484582. Member loan 484582 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,192 / month
Current employer:	CEMEX INC.	Debt-to-income ratio:	15.29%
Length of employment:	3 years	Location:	SIMI VALLEY, CA

Home town:
Current & past employers:	CEMEX INC.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > THIS IS A CONSOLATION LOAN

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,631.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484589	$4,700	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484589. Member loan 484589 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Comm. of Mass.	Debt-to-income ratio:	14.78%
Length of employment:	10+ years	Location:	Westfield, MA

Home town:
Current & past employers:	Comm. of Mass.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,708.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484611	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484611. Member loan 484611 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	SUMAN ENTERTAINMENT GROUP	Debt-to-income ratio:	16.82%
Length of employment:	3 years	Location:	PEMBROKE PINES, FL

Home town:
Current & past employers:	SUMAN ENTERTAINMENT GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Looking to consolidate credit card debt into one monthly payment. I pay all my bills on time, usually more than the minimun required amount. Would truly appreciate your assistance.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,169.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484624

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484624	$3,250	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484624. Member loan 484624 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Unitex Internatinal Inc	Debt-to-income ratio:	22.65%
Length of employment:	2 years	Location:	LAWRENCEVILLE, GA

Home town:
Current & past employers:	Unitex Internatinal Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Hoping to get out of debt faster and cut the vicious cycle shorter. Then I can join as an investor to help others too.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,455.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484627	$18,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484627. Member loan 484627 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Cembre	Debt-to-income ratio:	17.57%
Length of employment:	7 years	Location:	METUCHEN, NJ

Home town:
Current & past employers:	Cembre
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > The purpose of the loan is to get rid of the plastic for good. Was planning on refi'ing the home to pay off the debt but in this economy with no equity that is not a possibility. I have an impeccable sparkling clean payment history - no late payments. The only reason my credit score is not in the 800s is because of all the revolving debt I am carrying, which will now be consolidated and gone with this 3 year plan. Thanks for helping with the funding, you wont be sorry

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,364.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484660	$19,200	21.64%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484660. Member loan 484660 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,000 / month
Current employer:	Baxter Healthcare	Debt-to-income ratio:	8.63%
Length of employment:	10+ years	Location:	oro valley, AZ

Home town:
Current & past employers:	Baxter Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	44
Revolving Credit Balance:	$55,442.00	Public Records On File:	1
Revolving Line Utilization:	66.90%	Months Since Last Record:	62
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 484661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484661	$10,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484661. Member loan 484661 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Tidewater Investments, Inc.	Debt-to-income ratio:	16.77%
Length of employment:	4 years	Location:	Panama City Beach, FL

Home town:
Current & past employers:	Tidewater Investments, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > My real estate investment company specializes in development, construction and renovation to provide middle and low-income families affordable and safe housing. Immediate benefits of funding would be to develop a strong website presence in the local market enable the company to to solicit more buyers and sellers and educate the public about current real estate trends. Borrower added on 02/11/10 > I also work with people in pre-foreclosure. I negotiate with the banks and buy their properties in short sale and help them avoid foreclosure that is less of a blemish on their financial records than foreclosure.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,282.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484664	$4,750	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484664. Member loan 484664 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Borgata Hotel Casino	Debt-to-income ratio:	18.49%
Length of employment:	7 years	Location:	EGG HARBOR TOWNSHIP, NJ

Home town:
Current & past employers:	Borgata Hotel Casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I will be using the funds to install a new fireplace. We had 22 inches of snow last week and my current fireplace refused to light for the third time in 2 years. It's time for a new one.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,979.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484692	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484692. Member loan 484692 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	San Diego Unified	Debt-to-income ratio:	20.77%
Length of employment:	10+ years	Location:	San Diego, CA

Home town:
Current & past employers:	San Diego Unified
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > 10-year educator trying to expand small business idea. Will make payments on time. Thank you in advance for your consideration. Borrower added on 02/11/10 > After reading more about Lending Club, I have already decided that I will definitely become a lender when I am financially able to. I am appreciative to everyone's help. THANK YOU! Borrower added on 02/12/10 > When I applied for the 2 personal loans (2 credit inquiries), the interest rates I was approved for were over 20% and for more than 3 years. Therefore, I declined their offers.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	61
Revolving Credit Balance:	$9,710.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484693	$7,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484693. Member loan 484693 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	SPS	Debt-to-income ratio:	17.72%
Length of employment:	2 years	Location:	Sandy, UT

Home town:
Current & past employers:	SPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > thank you Borrower added on 02/10/10 > thank you Borrower added on 02/11/10 > thank you so much

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,941.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484697	$9,600	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484697. Member loan 484697 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,658 / month
Current employer:	Walgreen Company	Debt-to-income ratio:	24.90%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	Walgreen Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	17
Revolving Credit Balance:	$9,617.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484699	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484699. Member loan 484699 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	GIFTS Software	Debt-to-income ratio:	22.59%
Length of employment:	10+ years	Location:	Rego Park, NY

Home town:
Current & past employers:	GIFTS Software
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,808.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484702	$14,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484702. Member loan 484702 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	E2 Inc.	Debt-to-income ratio:	15.27%
Length of employment:	4 years	Location:	Charlottesville, VA

Home town:
Current & past employers:	E2 Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > We'd love to be debt free before adding a second child to the family!

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$6,485.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484728	$6,500	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484728. Member loan 484728 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	TVO North America	Debt-to-income ratio:	16.80%
Length of employment:	2 years	Location:	Arlington, TX

Home town:
Current & past employers:	TVO North America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,238.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484751	$10,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484751. Member loan 484751 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	mas auto repair	Debt-to-income ratio:	3.44%
Length of employment:	2 years	Location:	marietta, GA

Home town:
Current & past employers:	mas auto repair
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > how much is my credit score ?

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,171.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 484753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484753	$7,800	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484753. Member loan 484753 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Family Counseling Center	Debt-to-income ratio:	15.27%
Length of employment:	3 years	Location:	West Plains, MO

Home town:
Current & past employers:	Family Counseling Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Our daughter will be attending the Petropolis Academy of Dog Grooming in Chesterfield, MO to become a certified pet groomer. Borrower added on 02/10/10 > Our daughter, Amber, will be attending the Petropolis Academy of Dog Grooming in Chesterfield, MO to become a certified pet groomer. Borrower added on 02/11/10 > I am a licensed professional counselor and have worked in this field since 1981. My daughter loves animals and this school seems to be a perfect fit for her. She will receive training that will enable her to find a job in a field that she enjoys. Borrower added on 02/11/10 > Amber is 19 years old and is actually my husband's granddaughter. We adopted her and her older sister and have been raising them since they were ages 2 and 3. We had hoped that Amber would be eligible to receive financial aid from Voc Rehab so that she could attend this school but they said we made too much money. Even though I am not her birth mother, she, and her sister, are the daughters of my heart and I want to do what I can to help her get a good start in life so that she can be a productive member of society. Since she loves working with animals, this seemed like the right way to do it. She learns best by doing, hands on and this program offers an excellent teacher-student ratio of 1 teacher for 6 students and most of her studies will be geared towards how she learns, by actually doing it. I was very impressed with the school when I visited it and Amber was so excited about attending that she was walking on air. Thank you to everyone who has responded thus far. You are investing in the future of a sweet young lady who had a rough start in life but wants to succeed in her chosen profession.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,249.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484764	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484764. Member loan 484764 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Prescott Cardiology	Debt-to-income ratio:	16.16%
Length of employment:	< 1 year	Location:	Prescott, AZ

Home town:
Current & past employers:	Prescott Cardiology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > THIS WILL BE USED TO CONSOLIDATE DEBT WITH A LOWER INTEREST RATE. I AM A CARDIOLOGIST WITH A STABLE HISTORY AND EXCELLENT CREDIT SCORES.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,620.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484771	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484771. Member loan 484771 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	amec	Debt-to-income ratio:	4.12%
Length of employment:	3 years	Location:	ALPHARETTA, GA

Home town:
Current & past employers:	amec
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > I am intending to consolidate a small amount of credit card debt my wife and I accumulated in the first few years of marriage.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,361.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484793

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484793	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484793. Member loan 484793 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	18.79%
Length of employment:	3 years	Location:	Cincinnati, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,397.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484843

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484843	$7,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484843. Member loan 484843 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Houston Airport System	Debt-to-income ratio:	23.77%
Length of employment:	5 years	Location:	PORTER, TX

Home town:
Current & past employers:	Houston Airport System
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,685.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484846	$6,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484846. Member loan 484846 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,041 / month
Current employer:	Table Mountain Rancheria	Debt-to-income ratio:	13.43%
Length of employment:	8 years	Location:	Clovis, CA

Home town:
Current & past employers:	Table Mountain Rancheria
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Family has three LARGER vehicles, which are paid for and will remain in the family. This loan is to supplement our cash on hand for the purchase of a daily commuter.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,537.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484847	$13,200	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484847. Member loan 484847 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,308 / month
Current employer:	University of Phoenix	Debt-to-income ratio:	17.80%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	University of Phoenix
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > My excellent credit speaks for itself! I have a fantastic, stable career that I love! This loan will be used to pay off higher interest credit cards and a personal loan, in an effort to streamline my bills and pay my debt off quicker. I have moved up quickly in my career to establish a great salary and now want to concentrate on paying down my debt that was accumulated during a time that I was laid off and also a time that I was making a much lower salary. My payment history in my credit report reflects positively on my ability to pay debt in a timely manner with no issues or complaints.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,294.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484859	$8,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484859. Member loan 484859 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,120 / month
Current employer:	PSI	Debt-to-income ratio:	14.36%
Length of employment:	2 years	Location:	riverside, CA

Home town:
Current & past employers:	PSI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > My wife and I are looking to start our own company. The funding we are asking for is to purchase existing customer accounts and to help with advertising and equipment. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,836.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484866	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484866. Member loan 484866 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	US NAVY	Debt-to-income ratio:	12.05%
Length of employment:	10+ years	Location:	SEATTLE, WA

Home town:
Current & past employers:	US NAVY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > 4 CREDIT CARD DEBTS FOR FULL REPAY AND GETTING IT CONSOLIDATED FOR "FULL STEAM" PAYMENT.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	16
Revolving Credit Balance:	$27,759.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484886	$7,750	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484886. Member loan 484886 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	AWK	Debt-to-income ratio:	24.64%
Length of employment:	< 1 year	Location:	Jonestown, PA

Home town:
Current & past employers:	AWK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Citibank Sux at 30% interest. Help me out please. My job is very stable, we do work for PA Dept of Transportation. Borrower added on 02/12/10 > We pay mortgage on time and student loans.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,836.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484916	$4,750	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484916. Member loan 484916 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Sprint Nextel	Debt-to-income ratio:	19.03%
Length of employment:	10+ years	Location:	Larkspur, CO

Home town:
Current & past employers:	Sprint Nextel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	61	Months Since Last Delinquency:	3
Revolving Credit Balance:	$59,716.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484965	$4,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484965. Member loan 484965 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	RWK Services	Debt-to-income ratio:	1.15%
Length of employment:	8 years	Location:	Akron, OH

Home town:
Current & past employers:	RWK Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Trying to pay some unfortunate medical bills while getting through law school. Borrower added on 02/12/10 > Will pay back loan once I receive my student financial aid in the fall. Borrower added on 02/12/10 > I just need to get through this next half of the year and pay off my existing medical expenses.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$972.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 484995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484995	$25,000	21.27%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484995. Member loan 484995 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:		Debt-to-income ratio:	10.08%
Length of employment:	3 years	Location:	sherman Oaks, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,276.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 485003

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485003	$12,250	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485003. Member loan 485003 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,583 / month
Current employer:	richardsons rv center	Debt-to-income ratio:	20.37%
Length of employment:	9 years	Location:	Winchester, CA

Home town:
Current & past employers:	richardsons rv center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,689.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485029	$22,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485029. Member loan 485029 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:		Debt-to-income ratio:	9.73%
Length of employment:	6 years	Location:	salem, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > paying off high interest credit cards. will put more than the monthly payment required every time. i have a stable job, been doing it for 6 years

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,148.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485030	$14,400	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485030. Member loan 485030 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:		Debt-to-income ratio:	1.78%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > This loan is currently to use for my t-shirt printing business. We currently operate a retail location with a revenue of $360,000.00 per year. This loan will be used to purchase new equipment for our second location which will be opening March 1st. We have been in business since 2005 and our profits have doubled each year since 2007. If you have any questions do not hesitate to ask.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	14
Revolving Credit Balance:	$2,914.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 485032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485032	$5,600	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485032. Member loan 485032 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:		Debt-to-income ratio:	6.33%
Length of employment:	1 year	Location:	danvers, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > to help consolidate my debt

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,578.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485035	$14,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485035. Member loan 485035 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Coldwell Banker The Aspen Brokers	Debt-to-income ratio:	6.10%
Length of employment:	2 years	Location:	Basalt, CO

Home town:
Current & past employers:	Coldwell Banker The Aspen Brokers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > The funds for this loan will go to credit card debt consolidation. I currently have two credit cards with balances, which I intend to pay off with a fully funded loan. I want to rid my credit report of revolving credit and want to boost my credit score. I just want to be free of credit card debt! I am a solid borrower. I have never paid a credit card bill, utility bill, car payment etc. late. I am a very honest and straight forward person and I would not come to a web site like this if I had any doubt that I could not make payments. Thanks to all the investors on this site, many people have been given a helping hand and I do not want to take advantage of that. And this site, and peer to peer lending, is genius. Why pay big banks when I can be helping some one with their future and they are helping me with mine. I have been with my current employer, a very successful real estate office that was established in the late 70???s, for almost 2 years and have no plans on leaving and my boss has no plans on letting me go. I have a very solid income, solid housing situation, and solid life for the exception of my credit card debt. I am motivated and determined to pay my debt down as quickly as possible so that I can start planning for my future and I just need some one willing to help me with that.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,315.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485040	$21,600	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485040. Member loan 485040 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	BWH and NWH Physicians Organization	Debt-to-income ratio:	7.98%
Length of employment:	10+ years	Location:	Brighton, MA

Home town:
Current & past employers:	BWH and NWH Physicians Organization
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I am a physician with a stable work history, no loan defaults, excellent income and total debt payments are 18.6% of my income. I will use these funds to refinance other debt and lower my interest rate. Thank you for taking the time to consider my loan request. Borrower added on 02/13/10 > I have job security for at least the next 3 years, and prefer to put my extra cash ($4,000.00/month) into savings, paying my mortgage, and other long term investments. Consequently I am repaying my revolving debt over a 3 year period instead of paying it down immediately. I am taking the opportunity of a Lending Club loan to lower my overall interest rate as I continue to pay down my revolving credit card debt. Thank you again for your interest in funding this loan.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,804.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485070	$5,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485070. Member loan 485070 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Wayne Developers	Debt-to-income ratio:	6.52%
Length of employment:	10+ years	Location:	Milford, MA

Home town:
Current & past employers:	Wayne Developers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Financing my wifes career

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,281.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485083	$14,500	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485083. Member loan 485083 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	NKG Productions	Debt-to-income ratio:	24.40%
Length of employment:	2 years	Location:	CINCINNATI, OH

Home town:
Current & past employers:	NKG Productions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > High Interest Rate Credit Card Consolidation

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,752.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485096	$11,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485096. Member loan 485096 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Johnson and Johnson	Debt-to-income ratio:	11.88%
Length of employment:	4 years	Location:	EVERETT, WA

Home town:
Current & past employers:	Johnson and Johnson
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Hello all and thanks for looking at (and possibly funding) my loan. I have a very similar offer from a bank but I love the idea of peer to peer lending and am looking forward to see it work first hand.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	33
Revolving Credit Balance:	$9,637.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485098

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485098	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485098. Member loan 485098 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	North Central College	Debt-to-income ratio:	17.88%
Length of employment:	4 years	Location:	Naperville, IL

Home town:
Current & past employers:	North Central College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I work full-time at a private college. Loan repayment is not dependent on the success of the business. My salary can cover it. We will have no problem making payments on time. My wife & I are starting a DVD rental machine business. She is working on her MBA and will run the business full time. We have done our due diligence, and will respond to questions as quickly as possible. Thank you so much for considering our loan request!

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,947.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485101	$12,500	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485101. Member loan 485101 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Daniel Richards	Debt-to-income ratio:	0.64%
Length of employment:	5 years	Location:	Smyrna, GA

Home town:
Current & past employers:	Daniel Richards
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I want to consolidate my bills in order to pay them off. Borrower added on 02/13/10 > There is not a lot of listed debt on my credit report. I am a user on my husbands credit cards and there is also an unexpected tax bill from last year that has been corrected this year.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,161.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485111

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485111	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485111. Member loan 485111 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Chop't Creative Salad Company	Debt-to-income ratio:	13.22%
Length of employment:	2 years	Location:	HO HO KUS, NJ

Home town:
Current & past employers:	Chop't Creative Salad Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I will be using this money to consolidate the $4000 on my credit card into a better interest rate. I will also be using $10,000 plus $5000 of my own to fund my Forex account from a Micro account up to a Standard account. From my initial investment of $500, I now have $1800 in my account from trading profits over the last three months. I would like to trade standard lots on tighter spreads in which I need more account equity. The remainder of the money will be used as a safety net. This loan will likely be paid off early.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,137.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485201	$11,200	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485201. Member loan 485201 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,750 / month
Current employer:	The Continuim	Debt-to-income ratio:	1.28%
Length of employment:	< 1 year	Location:	Novato, CA

Home town:
Current & past employers:	The Continuim
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,518.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485205	$3,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485205. Member loan 485205 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,700 / month
Current employer:		Debt-to-income ratio:	0.37%
Length of employment:	< 1 year	Location:	La porte, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 485206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485206	$5,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485206. Member loan 485206 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$550 / month
Current employer:	galaxy corp	Debt-to-income ratio:	1.82%
Length of employment:	4 years	Location:	whitestone, NY

Home town:
Current & past employers:	galaxy corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$213.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485227	$13,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485227. Member loan 485227 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Philadelphia Police Department	Debt-to-income ratio:	15.06%
Length of employment:	3 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Philadelphia Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > This loan is to consolidate all my old credit cards and put them all into one payment which will leave me debt free in three years. I'm a full time police officer in Philadelphia, and have been for over three years. I don't go out much and am trying to save up some money for a trip to London.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,241.00	Public Records On File:	1
Revolving Line Utilization:	42.30%	Months Since Last Record:	23
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485234	$10,800	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485234. Member loan 485234 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,358 / month
Current employer:	Newark Board of Education	Debt-to-income ratio:	3.76%
Length of employment:	1 year	Location:	Mount Bethel, PA

Home town:
Current & past employers:	Newark Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I'm looking to purchase my car out of lease. I'm putting about $5000 down in cash towards the purchase, but need a loan for the rest. Thank you! Borrower added on 02/12/10 > I am planning to purchase a 2008 model car off lease in March 2010. I am putting $5,000 down and need to finance the rest. I am a Special Education teacher. I'm currently working on my Master's degree and anticipate graduating in Summer 2010. I am extremely responsible and have very little debt other than my student loans. Thank you!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,642.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485240	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485240. Member loan 485240 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,833 / month
Current employer:		Debt-to-income ratio:	4.95%
Length of employment:	8 years	Location:	Chandler, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > This loan will allow me to pay off higher interest rate credit cards. I had no credit card debit until as of late when I decided to get engaged. So the wedding planning is in full force and I would like to eliminate what I am paying to the credit card robbers. As most of you have seen they decided to up their rates before the Government slaps them down. There was no reason for them to up mine. I have great credit and have never been late or missed a payment. So I want to try something new to kind of "stick it to them" so to speak. My job is very stable.With a very solid outlook this year. My cash flow continues to rise as it has for the past five years. After expenses I usually net three to four thousand a month. I am a great candidate for this loan because I will pay it back and on time. I take my credit rating very serious and would never jeopardize any chance of it dropping. I have cash in the bank to do without this loan but would like to keep that intact for emergencies. Thank you in advance for your loan. It couldn't be in better hands.

A credit bureau reported the following information about this borrower member on January 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,020.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485249

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485249	$7,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485249. Member loan 485249 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	FaulknerUSA	Debt-to-income ratio:	17.28%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	FaulknerUSA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,292.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485257	$15,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485257. Member loan 485257 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,417 / month
Current employer:	Homeloan Mortgage Corp	Debt-to-income ratio:	16.85%
Length of employment:	6 years	Location:	Lake Worth, FL

Home town:
Current & past employers:	Homeloan Mortgage Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$206,877.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485273	$5,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485273. Member loan 485273 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,721 / month
Current employer:	Hensel Phelps Construction	Debt-to-income ratio:	12.27%
Length of employment:	1 year	Location:	MORGAN HILL, CA

Home town:
Current & past employers:	Hensel Phelps Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > I show horses competitively. Found a project horse I want to purchase so train and show myself. Its an opportunity that is to good to pass up.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,502.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485280	$2,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485280. Member loan 485280 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Red Lobster-Darden Restaurants	Debt-to-income ratio:	13.44%
Length of employment:	< 1 year	Location:	Tampa, FL

Home town:
Current & past employers:	Red Lobster-Darden Restaurants
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485281	$10,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485281. Member loan 485281 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	net ministries	Debt-to-income ratio:	23.62%
Length of employment:	5 years	Location:	saint paul, MN

Home town:
Current & past employers:	net ministries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Here's your chance to be Superman or Wonder Woman! I didn't listen to my mom in college and ended up in debt. Since then, I spent a year doing mission work and 5 years working for a nonprofit, which really didn't help me financially. A year and a half ago I picked up an additional part-time waitressing gig to aggressively pay off my credit cards, but my interest rates are astronomical! I pay $650 every month, but nearly $350 gets tacked right back on. I don't even use any credit cards now, and I am committed to getting out of debt, it's just disheartening to pay so much and have it not really do anything. So thank you again for investing in other people. I hope you see me as a solid investment. I'd be honored to pay you back instead of a cold, unforgiving financial institution that keeps jacking up my rates. :o) FYI - Monthly Budget Income: $3000 Rent: $650 Utilities/Phone: $175 Food: $200 Loans (car/student):$475 Insurance: $175 Gas: $150 Credit Cards: $650 Prescriptions/Doctor: $50 Gym/Sports: $60 Random (repairs, replacements): $100 Discretionary: $115 Savings: $50 Charitable giving: $150 (I know I don't have a ton of money myself, but I still find it important to give to those even less fortunate, or those who are working selflessly to improve the world)

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	15
Revolving Credit Balance:	$6,255.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 485283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485283	$12,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485283. Member loan 485283 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:		Debt-to-income ratio:	4.33%
Length of employment:	< 1 year	Location:	greenport, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > debt consolidation

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1976	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,449.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485291	$21,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485291. Member loan 485291 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	MTV Networks	Debt-to-income ratio:	23.10%
Length of employment:	10+ years	Location:	Middle Village, NY

Home town:
Current & past employers:	MTV Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Have a few credit cards that I maintained for many years and I no longer use. I would like to consolidate into one monthly payment so that I could look forward to an "end date".

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,377.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485293	$8,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485293. Member loan 485293 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Paradise Valley Hospital	Debt-to-income ratio:	17.13%
Length of employment:	1 year	Location:	Tolleson, AZ

Home town:
Current & past employers:	Paradise Valley Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,430.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485297

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485297	$7,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485297. Member loan 485297 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Burns and McDonnell	Debt-to-income ratio:	8.59%
Length of employment:	< 1 year	Location:	Overland Park, MO

Home town:
Current & past employers:	Burns and McDonnell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I was in a car accident last weekend, and the car has been damaged to a point where getting in repaired makes no sense. Since I live in the suburbs, having a way to work would be ideal...so the money will go towards a car (at least a down payment) along with attorney's fees from the accident. Any leftover money will be used to pay off credit card debt. During college, I had very little time to work, so I had to use credit cards a lot. However, I have learned from those errors and thanks to my hard work in school, I am now a structural engineer making a very good salary. I am stable in terms of employment and have learned to spend money more wisely.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,907.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485310	$2,400	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485310. Member loan 485310 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	PRAIRIE MECH	Debt-to-income ratio:	18.20%
Length of employment:	3 years	Location:	OSWEGO , IL

Home town:
Current & past employers:	PRAIRIE MECH
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > Here???s the story. About 4 years ago I got laid off from my job. So I went on unemployment. I was on it for a few months and in that time was unsuccessful at finding full time employment. I did however find a seasonal job at the local park district. So I took the job. It was full time hours but only seasonal term. I thought this was better than sitting home like a bum collecting state money. Little did I know what headache taking this job would lead to. About a month into my new job , I received a letter from the unemployment office. The letter stated that since I took this seasonal job it was assumed that I was never really looking for FULL TIME employment in the first place. So they now wanted me to pay them back the full amount I received while on unemployment in that time. I was confused because I thought I was doing the right thing by getting back out there and no longer taking the state money. So I fought this but in the end I lost. Fast forward to present day. I am now married and a father of a beautiful 2 year old boy. I am working full time for a Union contractor. As much as I wish I could just ignore the notices from the unemployment offices I am not that type of person. So this is why I need the money. I need to pay them off and move on with my life. Thank you

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,060.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485313	$22,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485313. Member loan 485313 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Purina Mills, Inc.	Debt-to-income ratio:	12.16%
Length of employment:	10+ years	Location:	Lake City, FL

Home town:
Current & past employers:	Purina Mills, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Want to consolidate two major credit card balances, two department store card balances, one line of credit loan and one personal loan to reduce monthly payment amounts. Thank You!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,871.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485314	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485314. Member loan 485314 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Marriott Vacation Club International	Debt-to-income ratio:	21.68%
Length of employment:	9 years	Location:	Orlando, FL

Home town:
Current & past employers:	Marriott Vacation Club International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I am requesting this debt consolidation loan to pay off my existing Bloomingdales Visa credit card. The interest rate has more than doubled in the last year and I am now sitting at an interest rate of over 23%. I have called the credit card company requesting a reason for the sharp increase in my interest rate when I have never been late on a payment ever but never received a good response. My current minimum payment is approximately $500 and I have paid approximately $800 to $1,000 a month for the past 5 months with no new charges, but the balance does not seem to be moving. I would much rather fund the pockets of individual investors than the corporate banks! A little bit about myself, I have worked in accounting and finance for about 9 years since gratuating from college in 2001. I currently own a condo with my fiance and we are getting married in October 2010. We would like to be able to start a family once we are debt free so I have a huge amount of motivation to repay this loan as soon as possible. Please help me in my quest for credit card freedom!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,135.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485334	$10,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485334. Member loan 485334 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Blue Thumb, Inc./Houston House & Home	Debt-to-income ratio:	12.48%
Length of employment:	8 years	Location:	Houston, TX

Home town:
Current & past employers:	Blue Thumb, Inc./Houston House & Home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I've done some additional freelance graphic design work over the last few years and need $8,000.00 to pay my income taxes. The other $2,000.00 is needed to pay off two credit cards. I do not have much credit card debt (roughly $4,000.00) and make two monthly payments often exceeding $500 monthly. Paying off the IRS will help me tremendously and allow me to be completely out of debt (other than this loan) in a couple of months. I intend to then start paying down this loan more rapidly than the 36 month term. --rc

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	75
Revolving Credit Balance:	$4,719.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485348	$10,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485348. Member loan 485348 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	dept mental healh	Debt-to-income ratio:	2.37%
Length of employment:	6 years	Location:	imperial, MO

Home town:
Current & past employers:	dept mental healh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > me and my fiancee aregetn married anhneymooning in jamaica thnkyu so much or hi lil bit of happiness

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,901.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 485362

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485362	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485362. Member loan 485362 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	SigmaQuest	Debt-to-income ratio:	16.10%
Length of employment:	1 year	Location:	SANTA CLARA, CA

Home town:
Current & past employers:	SigmaQuest
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,595.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485374	$6,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485374. Member loan 485374 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Luxottica Retail	Debt-to-income ratio:	2.63%
Length of employment:	2 years	Location:	Riverdale, GA

Home town:
Current & past employers:	Luxottica Retail
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > The loan is for debt consolidations and repairs for car! Borrower added on 02/13/10 > I'm never late on any payments that I have in my name! I always pay my bills ahead of time and my payment is a little more than the minimum payment requirement!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,586.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485384	$19,000	21.64%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485384. Member loan 485384 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,667 / month
Current employer:	AKR Enterprises	Debt-to-income ratio:	12.06%
Length of employment:	5 years	Location:	Lexington, KY

Home town:
Current & past employers:	AKR Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I own 3 different businesses including a busy restaurant in downtown Lexington. My income is solid and steady. I am using the money to refinance a loan with a balloon payment.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,578.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 485412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485412	$24,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485412. Member loan 485412 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,583 / month
Current employer:	wyndham worldwide	Debt-to-income ratio:	10.65%
Length of employment:	10+ years	Location:	N Myrtle Beach, SC

Home town:
Current & past employers:	wyndham worldwide
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > I am very stable in my job. I have been in the same company for 10+ years. I have always pay my bills. This is a great opportunity my bank only can offer me 15% or more on the personal loan.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	49
Revolving Credit Balance:	$31,973.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485414	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485414. Member loan 485414 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:		Debt-to-income ratio:	7.36%
Length of employment:	5 years	Location:	Costa Mesa, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Thank you for your time and attention to this request.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,386.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485471	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485471. Member loan 485471 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	3.60%
Length of employment:	9 years	Location:	Mill Valley, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,466.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485488

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485488	$20,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485488. Member loan 485488 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Cafe Colore	Debt-to-income ratio:	10.25%
Length of employment:	2 years	Location:	Freehold, NJ

Home town:
Current & past employers:	Cafe Colore
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I always wanted my own business and now have the opportunity to fulfill my dream. I have come through a lot over the past few years personally and with family and in doing so I learned to fight and never walk out unless it is with what you want! I have everything I need to start but this last little bit and have enlisted the help of friends, family, and another business. I would be more than happy to answer any questions about the loan and what it really means to me. THANK YOU!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	12
Revolving Credit Balance:	$1,962.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 485564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485564	$8,400	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485564. Member loan 485564 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,100 / month
Current employer:		Debt-to-income ratio:	16.16%
Length of employment:	< 1 year	Location:	tuscaloosa, AL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > This loan is to assist me with the remolding of my hime that I have been working on since June of last year. My daughter designed it for me from our house I have owned for my years. She took my 900sqft house and buikt ny 4400sqft dream house. I just need to finish some landscaping and just a few more things for the home. It truly is beautiful.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,598.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 69990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
69990	$15,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 69990. Member loan 69990 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Diageo North America	Debt-to-income ratio:	7.05%
Length of employment:	< 1 year	Location:	Stamford, CT

Home town:
Current & past employers:	Diageo North America
Education:

This borrower member posted the following loan description, which has not been verified:

I have two credit cards with high rates that I would like to refinance at a lower rate. One card is with Citibank the other with American Express.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,931.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 481202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481202	$23,450	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481202. Member loan 481202 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,833 / month
Current employer:	Nielsen	Debt-to-income ratio:	17.76%
Length of employment:	1 year	Location:	MILWAUKEE, WI

Home town:
Current & past employers:	Nielsen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	26
Revolving Credit Balance:	$72,623.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484580	$5,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484580. Member loan 484580 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Marquis Who's Who LLC	Debt-to-income ratio:	7.77%
Length of employment:	3 years	Location:	CALDWELL, NJ

Home town:
Current & past employers:	Marquis Who's Who LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > It's for our honeymoon. 7 days on a former St. Lucian sugan plantation. She deserves it.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	46
Revolving Credit Balance:	$10,375.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485185	$12,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485185. Member loan 485185 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Walmart Stores, Inc - Sam's Club	Debt-to-income ratio:	2.51%
Length of employment:	4 years	Location:	Fayetteville, AR

Home town:
Current & past employers:	Walmart Stores, Inc - Sam's Club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > We are looking to consolidate our debts and get on the right path for sustained financial success. Your assistance is invaluable in this endeavor.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,051.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485373	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485373. Member loan 485373 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Keane	Debt-to-income ratio:	17.56%
Length of employment:	< 1 year	Location:	CLEARWATER BEACH, FL

Home town:
Current & past employers:	Keane
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,559.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485462	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485462. Member loan 485462 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	BCBSM	Debt-to-income ratio:	3.98%
Length of employment:	9 years	Location:	Troy, MI

Home town:
Current & past employers:	BCBSM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > The loan is to pay off personal loans.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	33
Revolving Credit Balance:	$12,797.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485601	$9,600	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485601. Member loan 485601 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	western window service	Debt-to-income ratio:	6.64%
Length of employment:	3 years	Location:	berea, OH

Home town:
Current & past employers:	western window service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > a loan to consolidate personal debt

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$496.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485610

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485610	$13,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485610. Member loan 485610 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Kidde Fenwal	Debt-to-income ratio:	13.66%
Length of employment:	10+ years	Location:	North Smithfield, RI

Home town:
Current & past employers:	Kidde Fenwal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,444.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485614	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485614. Member loan 485614 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,660 / month
Current employer:	jimmy	Debt-to-income ratio:	6.20%
Length of employment:	3 years	Location:	BENSENVILLE, IL

Home town:
Current & past employers:	jimmy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > pay off my debt

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,537.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485624

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485624	$15,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485624. Member loan 485624 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,319 / month
Current employer:		Debt-to-income ratio:	15.97%
Length of employment:	< 1 year	Location:	Bozeman, MT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > If approved, I plan to consolidate 3 credit cards (Chase, B of A and Discover) with a balance of approx. $15,000 into one payment per month of approx. $477 for a term of 36 mos.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,142.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485646	$5,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485646. Member loan 485646 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,933 / month
Current employer:	Child Nursery Center	Debt-to-income ratio:	0.00%
Length of employment:	7 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Child Nursery Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485666	$24,250	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485666. Member loan 485666 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,698 / month
Current employer:	ADP	Debt-to-income ratio:	21.13%
Length of employment:	4 years	Location:	LANSDALE, PA

Home town:
Current & past employers:	ADP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > In the past year my husband and I were married (paid for the wedding ourselves), had moving expenses, adoption expenses (my husband is adopting my son) and tuition expenses for tutoring for my son who was struggling in school. (He went from D's to A's!) We've paid off the wedding and adoption, but have a large tution bill we put on our credit cards. The low intro rates have expired and the banks will not reduce the APR to anything reasonable. My husband has been self-employed for a year after his company closed and I have a stable well-paying job, but we're saving to buy a house before the housing credit ends and need to consolidate the high-interest credit cards. Borrower added on 02/13/10 > My son was struggling in school so we decided to send him to tutoring. His grades went from D's to A's! We put the tutition onto low into rate credit cards because during this past year my husband and I were married (paid for the wedding ourselves), are going through an adoption process (my husband is adopting my son), and my husband's company closed so he's been self-employed for a year. I have a stable good paying job and we need to pay down the credit cards now that the interest rates have gone up and no low interest balance transfer options are available.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	30
Revolving Credit Balance:	$32,628.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485671	$25,000	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485671. Member loan 485671 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	DS Waters of America	Debt-to-income ratio:	2.57%
Length of employment:	2 years	Location:	Hialeah, FL

Home town:
Current & past employers:	DS Waters of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > Purchasing a $49,000 house providing 50% self-funding and financing the rest.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	82
Revolving Credit Balance:	$2,320.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485677	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485677. Member loan 485677 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Meso-scale Discovery	Debt-to-income ratio:	17.52%
Length of employment:	1 year	Location:	Damascus, MD

Home town:
Current & past employers:	Meso-scale Discovery
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,070.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485693	$2,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485693. Member loan 485693 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,300 / month
Current employer:		Debt-to-income ratio:	19.00%
Length of employment:	< 1 year	Location:	Bartlett, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	26	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,537.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Posting Report Supplement No. 24 dated February 14, 2010